United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-07925

(Investment Company Act file number)

WesMark Funds

(Exact name of registrant as specified in charter)

One Bank Plaza, 5th floor

Wheeling, WV 26003

(Address of principal executive offices)

(304) 234-9000

(Registrant’s telephone number)

Nicholas Adams, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end: December 31

Date of reporting period: January 1 – December 31, 2023

Item 1. Reports to Stockholders.

(a)	Report of the Shareholders.

Small Company Fund

Large Company Fund

Balanced Fund

Government Bond Fund

West Virginia Municipal Bond Fund

Tactical Opportunity Fund

WesMark Funds℠

President's Message & Combined Annual Report » 12.31.23

WesMark Small Company Fund	» WMKSX
WesMark Large Company Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX
WesMark Tactical Opportunity Fund	» WMKTX

President’s Message

December 31, 2023

Dear fellow shareholders:

During 2023, the US economy continued to expand in the face of tightening monetary conditions. While declining from the near-term highs, inflation readings remained well above the Federal Reserve’s long-term target. In January 2023, the Consumer Price Index (CPI) was up 6.4% compared to the same period a year earlier. The Federal Reserve’s favorite measure for inflation, the Personal Consumption Expenditure (PCE) Core Index, was up 4.9% compared to January 2022. The year-over-year increase remained above the long-term target of 2.0%. As a result, the Federal Reserve continued to increase rates for much of 2023.

As a reminder, the Federal Reserve has a dual mandate of “price stability” and “maximum employment.” Since March 2022, the Federal Reserve has increased rates to bring inflation down. Over this period, Fed Funds rates have increased 11 times, raising the top end of their range to 5.5%. During 2023, the rate of change slowed with respect to increases. In 2022, the Federal Reserve aggressively increased rates by 0.50% and 0.75%. As inflation moderated in 2023, the pace of change slowed to 0.25% increases. These finally paused following the Federal Reserve’s July meeting. During the final three meetings of the year, the Federal Reserve reiterated their commitment on remaining data dependent.

The aggressive actions by the Federal Reserve did not negatively affect employment readings during the year. The pace of hiring slowed throughout 2023, with January’s 472,000 new jobs added marking the highest reading of the year. Through November, the US added 2.48 million nonfarm jobs. However, the unemployment rate ticked up slightly for the year, beginning at 3.4% and briefly touching 3.80% in October. The increase in the unemployment rate was largely due to an increase in the labor force participation. In addition to fewer hirings during the year, the number of job openings also declined throughout much of 2023. As measured by the Bureau of Labor Statistics, the number of job openings fell from 11.2 million to 9.0 million during the year.

Despite elevated inflation readings, aggressive rate hikes, and a slowing labor market, the US economy continued to expand during 2024. The third quarter Gross Domestic Product (GDP) increased by 4.9%, its highest reading since the fourth quarter of 2021. Strong consumer spending and business investment led third quarter GDP growth. Spending levels were supported by solid wage gains and excess stimulus savings, both of which moderated during the year.

Despite a resilient US economy and consumer, earnings growth for S&P 500 Index companies was below historical averages for 2023. As a result, much of the gain for the year was driven by an expansion of the multiple that investors were willing to pay. The S&P 500 Index began 2023 trading at a trailing price-to-earnings multiple of 18.2 and finished the year at 22.9. For 2023, the S&P 500 Index was up by 26.3% while the Russell 2000 Index rose by 16.9%. Domestic equity markets once again produced returns that were higher than their international peers. Developed international equities, as measured by the MSCI EAFA Index, rose 18.9%, and the MSCI Emerging Markets Index gained 10.1% over the same period.

The yield on the 10 year Treasury began and ended the year around 3.80%. However, that does not mean that fixed-income markets were unchanged for the year. The 10-year Treasury yield rose above 4.00% in early March, as the Federal Reserve reiterated its commitment on fighting inflation. The early March level was the first time the 10 year Treasury was above 4.00% going back to 2008. However, as concerns about regional banks’ liquidity positions gathered momentum, the benchmark yield dropped to 3.30%. As these concerns moderated and the Federal Reserve continued to raise rates, the 10 year Treasury yield moved higher. After briefly touching 5.00% in October, the highest reading in 16 years, it drifted back to 3.88% by the end of the year. For the full year, the Bloomberg Barclay’s Government/Credit Index rose by 5.72%.

Your investment in WesMark Funds is important to us. As always, we thank you. We strive to provide a competitive result to you, our investors. Our investment in the resources necessary to execute a successful investment plan for all our funds is always top of mind. Your support is instrumental to this success.

Should you have any questions or need additional information about the Funds, please visit our website at www.wesmarkfunds.com or call 1-800-864-1013.

Sincerely,

Scott Love, CAIA, CIMA®

President, WesMark Funds

www.wesmarkfunds.com

Small Company Fund

Large Company Fund

Balanced Fund

Government Bond Fund

West Virginia Municipal Bond Fund

Tactical Opportunity Fund

WesMark Funds℠

Annual Report » 12.31.23

WesMark Small Company Fund	» WMKSX
WesMark Large Company Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX
WesMark Tactical Opportunity Fund	» WMKTX

Table of Contents

December 31, 2023

Management’s Discussion of Fund Performance
Small Company Fund	2
Large Company Fund	5
Balanced Fund	8
Government Bond Fund	11
West Virginia Municipal Bond Fund	14
Tactical Opportunity Fund	17
Small Company Fund
Portfolio of Investments Summary Table	20
Portfolio of Investments	21
Large Company Fund
Portfolio of Investments Summary Table	25
Portfolio of Investments	26
Balanced Fund
Portfolio of Investments Summary Table	29
Portfolio of Investments	30
Government Bond Fund
Portfolio of Investments Summary Table	36
Portfolio of Investments	37
West Virginia Municipal Bond Fund
Portfolio of Investments Summary Table	41
Portfolio of Investments	42
Tactical Opportunity Fund
Portfolio of Investments Summary Table	46
Portfolio of Investments	47
Statements of Assets and Liabilities	48
Statements of Operations	49
Statements of Changes in Net Assets	50
Financial Highlights	53
Notes to Financial Statements	59
Report of Independent Registered Public Accounting Firm	71
Shareholder Expense Example	72
Board of Trustees and Trust Officers	73
Statement Regarding the Liquidity Risk Management Program	75
Additional Information	76
Glossary of Terms	77

Annual Report » December 31, 2023

Management’s Discussion of Fund Performance

WesMark Small Company Fund	December 31, 2023 (Unaudited)

The Russell 2000 Index finished 2023 up 16.9%, marking the strongest year for domestic small-caps since 2020. However, volatility was abound, especially in the second half of the year.

The year was defined by higher-than-expected rate increases, as the Federal Reserve steadily raised rates to combat inflation. Initial consensus expectations pegged the Fed Funds Target Rate at 4.5% to exit 2023, well-below the year-end realized reading of 5.5%. The increase in rates disproportionately impacted small-cap companies, as they tend to carry more leverage and have higher floating-rate exposure.

By the end of 2023, the Russell 2000 Index had a net debt to EBITDA of 4.5, notably higher than the S&P 500’s 1.4. As the US Treasury 10-year yield eclipsed 5% in October, the Russell 2000 dropped nearly 19% from its peak in July. However, as the recovery in rates faded, the Index rallied back over 19% from trough to peak.

Earnings fell sharply in the second quarter, down over 20% year-over-year, but returned to growth in the second half. The forward price to earnings ratio averaged 26.6 in 2023, near the long-term average of 25.4. As the year finished, the Russell 2000 Index closed with a forward price to earnings ratio of 32.6.

Over the past year, the WesMark Small Company Fund (“the Fund”) posted a gain of 19.5%, outperforming the Russell 2000 Index (+16.9%) and the Lipper Small-Cap Core Fund category (+15.7%). Over the past five years, the Fund earned an average annual total return of 14.0% versus 9.9% for the Russell 2000 Index and 10.9% for the Lipper Small-Cap Core Fund category.

Relative performance can be measured by both sector allocation decisions and stock selection. Despite the outperformance in the year, sector allocation detracted from overall performance. The Fund remained overweight to the Financials sector through the downturn in the first half of 2023.

An underweight allocation to the Consumer Discretionary sector also impacted returns, as the sector rebounded more strongly after October lows. From a sector perspective, security selection was strongest in the Consumer Staples and Technology sectors. M&A played an important role in performance and pricing power remained steady. The Industrial sector within the Fund also performed well, supported by continued fiscal spending and a focus on end markets with long-term tailwinds.

Over the past several years, individual holding performance, coupled with our near-term investment views, have resulted in several sectors having allocations that were above the benchmark.

During 2023, we shifted allocations to better reflect our near-term views. As a result, the allocation to Industrials decreased from 28.2% to 22.4%, and the allocation to Financials decreased from 23.5% to 17.3%. To take advantage of the strong US consumer and falling inflation, we increased exposure to Consumer Discretionary from 1.9% to 8.8% and increased exposure to the Consumer Staples sector from 2.2% to 6.1%.

The Fund’s largest sector allocation in 2023 remained Industrials. The Fund’s allocation returned 30.8%, outperforming the Russell 2000 Industrial sector( 27.0%) and the index overall.

The weighting to the sector in the Fund was 22.4%, above the Russell 2000 Index weighting of 18.4%. The continued disbursement of infrastructure spending supported the sector overall, as well as increased global defense spend with the Russian/Ukraine and Israel/Hamas conflicts. Defense supplier and commercial airline supplier Moog Inc. led returns for the sector, followed by Quanta Services, Evoqua Water Technologies, and AAON Inc.

The Financials sector was the second largest weighting in the Fund, returning 4.8% for the year. It underperformed the Russell 2000 Financial sector performance of 11.2%. Overweight positions in regional banks led to the bulk of underperformance, as BankUnited Inc., TrustMark Corp. and Ameris Bancorp all finished the first quarter down more than 20%.

The regional banking crisis, led by concerns about the impact of the swift increase in interest rates, ultimately fueled contracting deposits for regional banks in the first half of 2023. As the year progressed, the Fund increased allocations to capital markets and insurance exposure, which led returns with Stifel Financial Corp. and Jackson Financial Inc..

The Information Technology sector represented 17.9% of the Fund, well-above the Russell 2000 Index weighting of 12.6%. Performance in the sector for the Fund outpaced the benchmark, up 34.9% on the year versus the Russell 2000 technology up 28.1%. Two notable trends led the Technology sector in 2023: (1) the adoption of artificial intelligence for both commercial and enterprise use and (2) the increase in demand for security software as cyber attacks continued to increase. The best performing holdings were Varonis Systems Inc., Celestica Inc., and Qualys Inc.

The largest sector allocation increase for the Fund during 2023 was in the Consumer Staples sector, which represented over 6% weighting. This is well-above the Russell 2000 Index weighting of 2.8%. Total return for the sector in the fund was the most significant versus the benchmark, up 70.6% versus 19.3% for the Russell 2000 Consumer Staples sector.

Performance was led by Elf Beauty Inc., Hostess Brands, Inc., and Sovos Brands Inc. The latter two were both acquired by larger competitors for sizeable premiums.

In terms of absolute performance, the Health Care sector for the Fund returned 8.5%. This was above the benchmark return of 7.8%. The Energy sector exhibited a 0.9% loss for the year for the Fund, underperforming the benchmark, which rose 12.1%. Energy prices remained weak throughout 2023.

The top 10 holdings accounted for nearly two-thirds of the total return. The Fund saw sizeable gains in Varonis Systems Inc. (88.6%) and Moog Inc. (66.6%). The Fund’s top 10 holdings accounted for 28.3% of its overall market value.

2	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2023 (Unaudited)	WesMark Small Company Fund

TOP 10 EQUITY HOLDINGS

% of Total
Security Name	Net Assets
Quanta Services, Inc.	4.6%
Varonis Systems, Inc.	3.9%
Stifel Financial Corp.	3.7%
Moog, Inc.	3.7%
Applied Industrial Technologies, Inc.	2.3%
AAON, Inc.	2.2%
Elanco Animal Health, Inc.	2.0%
First Bancorp/Southern Pines, NC	2.0%
Box, Inc.	1.9%
Korn Ferry	1.8%
Total Net Assets	28.1%

Also see Glossary of Terms on page 77.

Performance data quoted represents past performance which is no guarantee of future results.

Diversification does not eliminate the risk of experiencing investment losses.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3- and 1- year periods, the Small Company Fund was ranked 223 out of 657, 70 out of 893, 676 out of 956, and 171 out of 994 as of 12/31/2023 in the Small Cap Core Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

Annual Report | December 31, 2023	3

Management’s Discussion of Fund Performance

WesMark Small Company Fund	December 31, 2023 (Unaudited)

GROWTH of $10,000 invested in WesMark Small Company Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Fund (the “Fund”) from December 31, 2013 to December 31, 2023, compared to the Russell 2000® Index (“Russell 2000®”)** and the Lipper Small-Cap Core Funds Average (“LSCCFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2023

1 Year	5 Years	10 Years
19.46%	13.96%	7.67%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.25%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Small-company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® and LSCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**	The Russell 2000® measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. The Russell 2000® is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. It is not possible to invest directly in an index.

***	The information presented for the LSCCFA is the average of the total returns of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

4	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2023 (Unaudited)	WesMark Large Company Fund

The WesMark Large Company (“the Fund”) returned 21.9% for the period compared to the Lipper Large-Cap Core Funds category average return of 24.3%.

Growth stocks outpaced the market with the S&P 500 Growth Index up 30.0% ahead of the S&P 500 Value Index up 22.2%. Returns were led by seven of the larger market capitalization names within the S&P 500 Index, often referred to as the “Magnificent Seven.” Apple, Alphabet, Amazon, Meta Platforms, Microsoft, Nvidia, and Tesla. They collectively accounted for roughly 60% of the S&P 500 Index’s return in 2023.

The S&P 500 Index performance was led by three sectors: Information Technology (+57.8%), Communication Services (+55.8%), and Consumer Discretionary (+42.4%). The worst performing sectors included Utilities (-5.2%), Energy (-1.3%), and Consumer Staples (+0.5%).

The Fund’s overweight allocation relative to the S&P 500 Index Information Technology sector contributed to performance. The Fund ended 2023 with a 28.8% weighting equal to that of the S&P 500 Information Technology weight.

For the year, information technology stocks in the Fund gained 56.0%, though this was slightly below the 57.8% return of the S&P 500 Information Technology Index.

Several positions rebounded from weak performance in 2022. Crowdstrike (+145.1%), Advanced Micro Devices (+131.8%), Broadcom (+104.7%), and Salesforce (+98.5%) led the way. Investors looked for the potential return in artificial intelligence, as the subject captured the public’s attention last spring. Enphase Energy (-51%) negatively impacted performance, as the outlook for solar companies has become more uncertain.

The Fund’s allocation to the Communication Services sector increased from 4.5% to 8.1% due to strong performance and new positions. The S&P 500 Communications Services Index gained 55.8% over the past twelve months. The Fund underperformed with a return of 42.2%. Match Group (-26.5%) and ZoomInfo Technologies (-14.8%) contributed to the underperformance. Both stocks were sold over the year. The proceeds were re-allocated to Spotify and Meta Platforms.

The Consumer Discretionary sector saw underperformance. The Fund returned 39.8% compared to 42.2% for the S&P 500 Consumer Discretionary Index. Stocks performed well as consumers sustained retail spending. The Fund had solid performance from overweight positions in Amazon (+80.9%), Chipotle Mexican Grill (+64.0%), and Lululemon (+61.5%). The Fund’s holdings in LKQ Corp and Tractor Supply Company negatively affected performance.

In the Health Care sector, stock selection was positive to overall performance. The Fund gained 4.6% compared to the 2.1% return of the S&P 500 Health Care Index. The above benchmark allocation to the sector at the beginning of 2023 was reduced during the year. The Fund began the year with a 22.4% stake in the sector, moving to a 15.8% exposure as of December 31, 2023. The year-end allocation remained above the 12.6% Health Care sector weight within the S&P 500 Index. Health Care remains the Fund’s largest overweight as valuations remain attractive with potential for above market earnings growth over the next several years. Zoetis (+35.7%) and Vertex Pharmaceuticals (+23.3%) were the Fund’s best performers.

The Fund added value in Consumer Staples by being underweight and from stock selection for the year. Consumer Staples underperformed the S&P 500 Index for 2023. Historically, the sector is more interest rate sensitive. In a rising rate environment, these companies can trail the overall benchmark. The Fund was positively impacted by selection as the Fund’s holdings posted a total return of 4.1%. Mondelez International (+11.3%) and Constellation Brands (+5.9%) were the top performers.

In Financials, an underweight relative to the benchmark helped performance while stock selection distracted. The Fund’s holdings in the financial sector returned 5.8% versus the S&P 500 Financial Index gain of 12.1%. Offsetting the negative returns was strong performance from Fifth Third (+33.3%), Marsh & McClendon (+27.1%), and JP Morgan (+22.8%).

The top 10 names accounted for 41.4% of the overall market value of the Fund. The benchmark S&P 500 Index saw much higher return from mega-cap stocks and approached record levels as we closed out 2023.

During 2023, the Fund made limited use of derivatives, such as options. As a result, derivatives had no material impact on the Fund’s performance.

Annual Report | December 31, 2023	5

Management’s Discussion of Fund Performance

WesMark Large Company Fund	December 31, 2023 (Unaudited)

TOP 10 EQUITY HOLDINGS

% of Total
Security Name	Net Assets
Apple, Inc.	7.5%
Microsoft Corp.	6.2%
Amazon.com, Inc.	5.6%
Alphabet, Inc.	4.6%
Mastercard, Inc.	3.5%
Broadcom, Inc.	3.2%
UnitedHealth Group, Inc.	3.1%
Home Depot, Inc.	2.8%
Abbott Laboratories	2.5%
Thermo Fisher Scientific, Inc.	2.4%
Total Net Assets	41.4%

Also see Glossary of Terms on page 77.

Performance data quoted represents past performance which is no guarantee of future results.

Diversification does not eliminate the risk of experiencing investment losses.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total returns with capital gains and dividends reinvested. For the 10-, 5-, 3- and 1- year periods, the Large Company Fund was ranked 390 out of 431, 379 out of 557, 570 out of 613, and 480 out of 672 as of 12/31/2023 in the Large Cap Core Funds category. Lipper does not guarantee the accuracy of the information. Lipper rankings are not intended to predict future results.

6	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2023 (Unaudited)	WesMark Large Company Fund

GROWTH of $10,000 invested in WesMark Large Company Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Large Company Fund (the “Fund”) from December 31, 2013 to December 31, 2023, compared to the Standard and Poor’s 500® Index (“S&P 500®”)** and Lipper Large-Cap Core Funds Average (“LLCCFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2023

1 Year	5 Years	10 Years
21.94%	14.06%	9.39%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.14%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500® and LLCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
**	The S&P 500® measures the performance of 500 large-cap U.S. companies. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.
***	The information presented for the LLCCFA is the average of the total returns of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2023	7

Management’s Discussion of Fund Performance

WesMark Balanced Fund	December 31, 2023 (Unaudited)

The WesMark Balanced Fund (the Fund) provided a total return of 5.0% for the year ended December 31, 2023, compared to the Lipper Balanced Fund category average return of 15.6%.

The Fund seeks to achieve capital appreciation and income by allocating its assets primarily among fixed-income and equity securities. The Fund began the year with 37.7% in fixed-income and cash equivalents. Given the move in yields and equity market volatility during the year, we reduced our equity allocation as long-term yields increased in the second and third quarter. The asset allocation at year end was 39.3% in fixed-income, 60.3% in common equity, and 0.5% in cash equivalents. From a style perspective, value stocks underperformed the broad markets for much of the year. For 2023, the S&P 500 Growth Index gained 30.0% while the S&P 500 Value Index increased by 22.2%.

With 5.25% in cumulative rate increases since March 2022, The Federal Reserve pivoted in the second half of 2023. It indicated that the battle to tame inflation was progressing and further rate hikes were less likely needed. In October, the 10-year US Treasury bond rose to 5.00% as investors and the Federal Reserve remained concerned that inflation may reaccelerate, resulting in further increases in rates. Bond market investors and the Federal Reserve would later signal an end to rate hikes, as well as suggest potential rate cuts in 2024. The bond market rallied leaving the 10-year Treasury yield at 3.88% by year end. The reading was unchanged from where yields began the year.

During 2023, yields on the 10-year Treasury reached their highest readings since 2007. The fixed income allocation gained 6.3%, outperforming the Bloomberg Intermediate Government/Credit Index, which rose by 5.2% within 2023. The Fund extended duration in the second half of the year as higher rates became more compelling. The Fund’s fixed-income duration was 4.9 years at the end of 2023 compared to 3.3 years on December 31, 2022. That compares to the fixed-income benchmark duration of 3.8 years. All fixed-income securities held in the Fund at year end remained investment grade as determined by a nationally recognized statistical rating organization. The largest exposure in the fixed-income allocation was corporate debt. This provided a return for the Fund’s fixed-income sector of 7.0%. taxable municipal bonds provided a return of 7.4% for the year. The Fund’s fixed-income structure moved to a position to benefit from a falling interest rate environment and a steeper yield curve.

The equity allocation returned 6.3%, underperforming the S&P 500 Index’s full-year return of 26.3%. The Fund’s bias towards high-dividend yield stocks negatively affected performance. An index of higher yielding stocks, the S&P 500 High Dividend Index, reported a total return of 4.0% during 2023.

The Health Care sector was the largest overweight relative to the S&P 500 Index. For the period, the Fund return 2.0% compared to 2.1% in the S&P 500 Health Care sector. The performance was mixed. Eli Lilly (+60.2%) benefited from sales of a new weight loss drug while Pfizer (–41.2%) took a Covid-related write-off and lowered sales expectations. The fund reduced its health care allocation, ending 2023 with a 21.6% equity allocation. This compares to the 12.6% in the S&P 500 Health care sector.

Of the equity allocation, the S&P 500 Financial sector started the year at 17.5% of the Fund’s equity holdings and ended the year at 11.0%. This was compared to 12.9% for the S&P 500 Index on December 31, 2023. The move was based on our forecast for more difficult earnings as short-term rates moved higher. The S&P 500 Financial Sector Index returned 12.1% compared to the funds 8.2% return, security selection did not exceed the sector benchmark. Underperformance came from holdings in Cullen Frost (-20.7%) and Discover Financial Services (-6.6%). This was partially offset by gains in JP Morgan (+30.5%) and Goldman Sachs (+15.9%).

At year-end, the S&P 500 Information Technology sector accounted for 20.2% of the equity portfolio, compared to 28.8% in the S&P 500 Index. The Fund’s holdings gained 28.2%, underperforming the S&P 500 Information Technology sector’s returns of 57.8%. For the year, Apple (+48.6%) was the best performing stock in the sector.

The Fund’s top 10 holdings accounted for 30.4% of its overall market value. In addition to the strong performers mentioned above, the Fund saw sizable gains in RPM Inc. (+35.4%) and Caterpillar (+26.0%).

During 2023, the Fund made limited use of derivatives, such as options. As a result, derivatives had no material impact on the Fund’s performance.

8	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2023 (Unaudited)	WesMark Balanced Fund

TOP 10 EQUITY HOLDINGS

% of Total
Security Name	Net Assets
Apple, Inc.	5.8%
Chevron Corp.	3.3%
AbbVie, Inc.	3.1%
Eli Lilly & Co.	3.0%
Cisco Systems, Inc.	3.0%
Caterpillar, Inc.	2.6%
PepsiCo, Inc.	2.6%
CVS Health Corp.	2.4%
Texas Instruments, Inc.	2.3%
JPMorgan Chase & Co.	2.3%
Total Net Assets	30.4%

Also see Glossary of Terms on page 77.

Performance data quoted represents past performance which is no guarantee of future results.

Diversification does not eliminate the risk of experiencing investment losses.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Balanced Fund was ranked 108 out of 297, 194 out of 377, 90 out of 402, and 417 out of 423 as of 12/31/2023 in the Balanced Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

Annual Report | December 31, 2023	9

Management’s Discussion of Fund Performance

WesMark Balanced Fund	December 31, 2023 (Unaudited)

GROWTH of $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the “Fund”) from December 31, 2013 to December 31, 2023, compared to the Standard and Poor’s 500® Index (“S&P 500®”)**, the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)***, the Lipper Balanced Funds Average (“LBFA”)****, and a combined index consisting of 60% S&P 500® and 40% BCIGCI (“Balanced Composite Index”)*****.

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2023

1 Year	5 Years	10 Years
4.98%	7.36%	5.71%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.25%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500®, BCIGCI, LBFA, and Balanced Composite Index have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**	The S&P 500® measures the performance of 500 large-cap U.S. companies. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***	The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The BCIGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

****	The information presented for the LBFA is the average of the total returns of the 30 largest U.S. Balanced Funds. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

*****	The Balanced Composite Index is an unmanaged index, comprised 60% S&P 500® and 40% BCIGCI, and unlike the Fund, is not affected by cash flows. The Balanced Composite Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. It is not possible to invest directly in an index or average.

10	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2023 (Unaudited)	WesMark Government Bond Fund

The Federal Reserve slowed and has likely ended its most aggressive tightening campaign since the 1980s. Following the Federal Reserve’s seven consecutive interest rate increases throughout 2022, it imposed another four rate hikes in 2023.

This brought the top end of the federal funds target range to 5.50%. This was its highest level since 2000. Within the report period, inflation slowed at a steady pace while economic growth remained strong. The Federal Reserve’s preferred inflation measure, the core PCE Index, declined to 2.9% in December from 4.9% to start 2023. The US economy remained resilient within the period as GDP expanded 2.5%. Approximately 2.7 million jobs were created, and unemployment averaged 3.6%.

Despite the resilient U.S. economy, favorable inflation backdrop, and the Federal Reserve pivoting toward a more dovish stance, the US Treasury interest rate curve remained inverted. The interest rate differential between the 2 year US Treasury and the 10 year US Treasury started the period at -55 basis points. The inversion of the US Treasury Yield curve deepened to -107 basis points in March 2023 amid regional banking concerns. This was the deepest inversion of the US Treasury yield curve since 1980. It then ended the year at -37 basis points.

Last year was characterized by interest rate volatility. At the beginning of the period, the yield on the 10 year US Treasury was 3.88%. The yield declined 57 basis points to 3.31% in April with the collapse of Silicon Valley Bank and Signature Bank. Given the significant amount of US Treasury issuance, waning foreign demand, and the Federal Reserve’s declining balance sheet, the yield on the 10 year U.S. Treasury increased 168 basis points. It peaked mid-October at 4.99%, the highest level since 2007.

The elevated interest rate environment was short-lived. The yield on the 10 year US Treasury declined 111 basis points to end the period at 3.88%, the same yield at which it began the year. The year-end rally was a result of improving inflation data.

The U.S. Treasury also deceided to shift its debt issuance in its quarterly refunding. This would go toward U.S. Treasury bills rather than longer-dated U.S. Treasury bonds. These caused anxiety in the US Treasury auction market.

With on-going, elevated fiscal deficits, Fitch Rating Agency lowered its credit rating on the U.S. government debt to AA+ in August. This change was over deficit and governance concerns. Moody’s maintained the U.S. rating at AAA, but it revised its outlook to Negative in November.

Investors returned to the bond market in 2023. Fixed income fund/ETF flows were positive by $159 billion, reversing the record outflow of $345 billion in 2022. Despite interest rate volatility, fixed-income returns were positive within the period. Longer-maturity securities performed better relative to intermediate and shorter maturities in each fixed-income subsectors. Lower credit quality, fixed-income subsectors generated excess returns. The market anticipated the Federal Reserve easing monetary policy and the U.S. economy avoiding a recession.

The benchmark Bloomberg U.S. Treasury Index returned 4.05% in 2023. High yield corporates and emerging market debt generated returns of 13.44% and 13.10%, respectively. Taxable Municipal Bonds generated returns of 8.85% compared with Investment Grade Corporate (+8.52%) and Mortgage Backed Securities (+5.05%).

Total mortgage securities guaranteed by Fannie Mae and Freddie Mac represented 58% of the Fund as of December 31, 2023. Within the mortgage allocation, Fannie Mae and Freddie Mac guaranteed Mortgage pools (MBS) accounted for 39%, Collateralized Mortgage Obligations (CMOs) accounted for 12%, and Commercial Mortgage Backed Securities (CMBs) accounted for 7%. U.S. Treasury Securities accounted for 16%, Investment Grade Corporate Bonds accounted for 8%, Taxable Municipals accounted for 7%, U.S. Government Agency Securities accounted for 7%, and cash accounted for 4%.

The Fund’s allocation decisions reflected the dynamic domestic economic data released in 2023. During the first quarter, the Fund increased the allocation to investment grade corporate bonds. The spreads relative to U.S. treasuries widened during the regional banking crisis in the first quarter. However, overall corporate earnings remained positive, the U.S. consumer continued to spend, and inflation trends improved. The Fund ended the year with 8% of overall value invested in investment grade corporate bonds. In order to fund the purchases, Taxable Municipal bonds were sold. For 2023, the investment grade corporate bonds returned 8.0%, with 4.5% coming in the final month of the year. The Fund’s taxable municipal bond holdings reported a total return of 7.6% for the year.

Given the overall trends in the commercial real estate space, the Fund reduced its CMBs position during the year. Following the regional banking crisis, there was an increased focus on commercial real estate values and the expected impact of work‐from‐home policies. The Fund began the year with 24% of the overall assets invested in this fixed income category, and closed the year at 7%. The proceeds of the sales were used to increase the U.S. Treasury holdings.

The WesMark Government Bond Fund had a total return of 2.6% the year. The Lipper General US Government Bond Fund average return was 3.38% and the Barclay’s US Government Credit Bond Index return was 5.72%.

The duration of the securities within the fund was 5.96 years on December 31, 2023. This compared to 5.91 years as of December 31, 2022. The duration of the Barclays US Government Credit Bond Index was 6.44 years at the end of the report period.

The credit quality of the fund at the end of the report period was 89% AA, 4% A, and 7% BBB. The credit quality of the Barclay’s US Government Credit Bond Index was 2% AAA, 62% AA, 16% A, 18% BBB, and 2% BB.

Annual Report | December 31, 2023	11

Management’s Discussion of Fund Performance

WesMark Government Bond Fund	December 31, 2023 (Unaudited)

TOP 10 BOND HOLDINGS

			% of Total
Name	Rate	Maturity	Net Assets
Freddie Mac Pool FR SD8299	5.000%	DUE 2/1/2053	2.6%
Fannie Mae Pool FN MA4918	5.000%	DUE 2/1/2053	2.6%
Freddie Mac Pool FR SD8288	5.000%	DUE 1/1/2053	2.6%
Freddie Mac Pool FR SD8257	4.500%	DUE 10/1/2052	2.5%
Fannie Mae Pool FN MA4656	4.500%	DUE 7/1/2052	2.4%
Fannie Mae Pool FN MA4801	4.500%	DUE 11/1/2042	2.4%
Fannie Mae Pool FN MA4780	4.500%	DUE 10/1/2042	2.4%
Freddie Mac Pool FR SD8222	4.000%	DUE 6/1/2052	2.4%
Fannie Mae Pool FN MA4626	4.000%	DUE 6/1/2052	2.4%
Freddie Mac Pool FR SD8363	6.000%	DUE 9/1/2053	2.1%
Total Net Assets			24.4%

Also see Glossary of Terms on page 77.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Government Bond Fund was ranked 51 out of 55, 66 out of 67, 66 out of 67, and 61 out of 73 as of 12/31/2023 in the U.S. Government Bond Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

12	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2023 (Unaudited)	WesMark Government Bond Fund

GROWTH of $10, 000 invested in WesMark Government Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Government Bond Fund (the “Fund”) from December 31, 2013 to December 31, 2023, compared to the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)**, the Lipper Intermediate U.S. Government Funds Average (“LIGFA”)***, and the Lipper General U.S. Government Funds Average (“LGUSFA”).****

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2023

1 Year	5 Years	10 Years
2.71%	-1.86%	-0.11%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.01%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGCI, LIGFA and the LGUSFA have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**	The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The BCIGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***	The information presented for the LIGFA is the average of the total returns of funds designated by Lipper as falling into the category of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

****	The information presented for the LGUSFA is the average total returns of funds designated by Lipper as falling into the category of funds that invest primarily in U.S. government and agency issues. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2023	13

Management’s Discussion of Fund Performance

WesMark West Virginia Municipal Bond Fund	December 31, 2023 (Unaudited)

Despite the resilient US economy, favorable inflation backdrop, and the Federal Reserve pivoting toward a more dovish stance, the US Treasury interest rate curve remained inverted. The interest rate differential between the 2 year US Treasury and the 10 year US Treasury started the period at -55 basis points. The inversion of the US Treasury Yield curve deepened to -107 basis points in March 2023 amid regional banking concerns. This was the deepest inversion of the US Treasury yield curve since 1980. It then ended the year at -37 basis points.

Last year was characterized by interest rate volatility. At the beginning of the period, the yield on the 10 year US Treasury was 3.88%. The yield declined 57 basis points to 3.31% in April with the collapse of Silicon Valley Bank and Signature Bank. Given the significant amount of US Treasury issuance, waning foreign demand, and the Federal Reserve’s declining balance sheet, the yield on the 10 year US Treasury increased 168 basis points. It peaked mid-October at 4.99%, the highest level since 2007.

The elevated interest rate environment was short-lived. The yield on the 10 year US Treasury declined 111 basis points to end the period at 3.88%, the same yield at which it began the year. The year-end rally was a result of improving inflation data.

The US Treasury also decided to shift its debt issuance in its quarterly refunding. This would go toward US Treasury bills rather than longer-dated US Treasury bonds. These caused anxiety in the US Treasury auction market.

With on-going, elevated fiscal deficits, Fitch Rating Agency lowered its credit rating on the US government debt to AA+ in August. This change was over deficit and governance concerns. Moody’s maintained the US rating at AAA, but it revised its outlook to Negative in November.

Volatility in the tax-exempt municipal market followed a similarly volatile US Treasury market.

The 10-year AAA-rated municipal began the period yielding 2.64%. With the concerns in the Financial sector, the yield on the 10-year AAA-rated municipal reached a low of 2.08% in April 2023. It then rose 159 basis points to peak at 3.65% in late October. The tax-exempt municipal market followed suit with a rally in the US Treasury Market going into year end. The 10-year AAA-rated tax-exempt municipal ended the period at 2.27%.

Lower credit quality municipals outperformed intermediate and shorter maturities. Lower credit quality municipals generated excess returns. Markets anticipated the Federal Reserve easing monetary policy and the US economy avoiding a recession. For 2023, the Bloomberg Municipal Bond Index returned 6.40%, AAA-rated municipal bonds returned 5.80%, and BBB-rated securities returned 8.93%.

Following the sharp rise in rates, the overall issuance was modest during the year. However, the Fund was able to be 100% invested in West Virginia municipal securities. During the year the small holdings in Ohio and Pennsylvania municipal securities were sold, or matured.

The duration of the fund was 4.02 years as of December 31, 2023. The net investment income (excluding capital gain distributions) was $0.20 per share for the period, compared to $0.18 for the prior period. Approximately 97.5% of the dividend was derived from West Virginia Municipal securities. It is exempt from Federal and State income tax for West Virginia residents. At the end of the period, 84% of the securities within the fund were A-rated or better with 10% being AAA-rated.

The WesMark West Virginia Municipal Bond Fund had a total return of 4.27% in 2023. The Lipper Other States Municipal Debt Fund return was 5.38%. The Bloomberg Barclay’s Municipal 5-year Index return was 4.31%. The funds higher credit quality and shorter maturity structure limited its performance in the period relative to its benchmark.

14	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2023 (Unaudited)	WesMark West Virginia Municipal Bond Fund

TOP 10 BOND HOLDINGS

% of Total
Name	Net Assets
Ohio County Board of Education	3.3%
West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program)	3.1%
Jefferson County Board of Education	2.8%
Hancock, WV	2.5%
Monongalia County Building Commission	2.3%
West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities)	2.1%
Mason County Public Service District Water Revenue	2.0%
Cabell County Board of Education	2.0%
Hampshire County, West Virginia, Building Commission Revenue Bonds	1.9%
West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building & Parking Lot)	1.8%
Total Net Assets	23.8%

Also see Glossary of Terms on page 77.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the West Virginia Municipal Bond Fund was ranked 129 out of 150, 164 out of 212, 107 out of 213, and 180 out of 215 as of 12/31/2023 in the Other States Municipal Debt Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

Annual Report | December 31, 2023	15

Management’s Discussion of Fund Performance

WesMark West Virginia Municipal Bond Fund	December 31, 2023 (Unaudited)

GROWTH of $10,000 invested in WesMark West Virginia Municipal Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the “Fund”) from December 31, 2013 to December 31, 2023, compared to the Bloomberg Barclays Capital Municipal Bond 5 Year Total Return Index (“BCM5I”)**, the Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”)*** and the Lipper Other States Muni Debt Fund Average (“LOSMFA”).****

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2023

1 Year	5 Years	10 Years
4.29%	0.93%	1.79%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.10%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCM5I, LOSMFA and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
**	The BCM5I is an unmanaged market value weighted performance index for major municipal bonds of all quality ratings with an average maturity of approximately five years. BCM5I is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
***	The LIMDFA is an unmanaged index of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. These figures do not reflect sales charges. It is not possible to invest directly in an average.
****	The LOSMFA is an unmanaged index of funds that limit assets to those securities exempt from taxation in a specified state or city. These figures do not reflect sales charges. It is not possible to invest directly in an average.

16	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2023 (Unaudited)	WesMark Tactical Opportunity Fund

The WesMark Tactical Opportunity Fund (“the Fund”) began 2023 with an allocation to equity markets of 48.9%, above the fixed-income allocation of 41.7%.

The decision was primarily based on the view that equity markets would recover from the downturn experienced in 2022. The S&P 500 Index and the MSCI All-World Index were both down over 18% in 2022, leaving the S&P 500 forward price to earnings below the long-term average at 17.3x.

The Federal Reserve increased the Fed Funds Rate target more quickly than the consensus expectation, leading to increased financial markets volatility throughout the year. However, economic indicators continued to improve, economic growth outpaced expectations, inflation decelerated, and labor market readings remained near historic lows. Nevertheless, 2023 proved to be a year of positive performance for equity and fixed income markets.

In the first half of 2023, equities began to rebound as interest rates began to rise. This led to a shift in allocation from equities to fixed income. Ending the first quarter, the fixed-income allocation had increased to 47.1%; the equity allocation decreased to 43.9%. Fixed-income exposure was largely concentrated in the short-end of the yield curve, where rates had increased the most dramatically and provided attractive yields.

The equity allocation in the first half was more growth oriented than the second half. It took advantage of the recovery, as the S&P 500 Index was up more than 16% by June. The allocation to alternatives increased, starting the year at 5.3% and finishing the first half at 7.5%. This was an effort to take advantage of depressed energy prices and the inflation-hedging properties of commodities.

The second half of 2023 exhibited more volatility across equities and fixed income.

The 10-year Treasury yield began the second half at 3.83%, relatively unchanged on the year, then rallied to over 5% in October. It eventually settling unchanged at 3.88% by the end of 2023. Over the same time frame, the S&P 500 contracted 7.5% from the end of the second quarter to October lows, then rallied 15.9% to finish the year. The Fund finished the third quarter with an allocation of 46.3% to fixed income, 40.5% to equities, and 7.4% to alternatives to reduce risk as volatility increased.

As we finished 2023, the Fund had an increased exposure to alternatives at 8.7%, a lower fixed-income allocation at 42.2%, and a higher equity allocation at 42.8%. The duration within the fixed-income exposure was extended as long-term rates appeared to peak with inflation continuing to trend lower. For most of the year, a concentrated group of growth-focused equities accounted for most S&P 500 Index returns. The rally from October lows was led by a broader stock performance. As a result, we shifted our equity exposure to more value-focused holdings in November and December.

For the year, the Fund posted a total return of 7.1% compared to the Lipper Flexible Funds category return of 11.8%.

On a trailing five-year basis, the Fund reported an annualized return of 6.2% compared to the Lipper Flexible Funds category annualized return of 6.7%.

Since the Fund’s inception, March 1, 2017, the WesMark Tactical Opportunity Fund has posted an annualized total return of 5.0%, compared to the MSCI All-World Index return of 9.9% and the U.S. Bloomberg Aggregate Bond Index return of 1.2% for the same period.

The exposure to large-cap growth in the Fund through the SPDR S&P 500 ETF and increased allocation to the Russell 2000 through the iShares Russell 2000 ETF both accounted for nearly half of the returns in the year, up 26.0% and 18.2%, respectively.

Additionally, the increased alternatives allocation by purchasing the SPDR Gold Shares ETF was incremental to performance as the fund increased 12.3% on the year.

Leading to the underperformance, the allocation to the Invesco Optimum Yield Diversified Commodity Strategy and the SPDR Energy Select Fund ETF was a drag on performance for the Fund. WTI Crude finished 2023 down 10.7% and natural gas was down 43.8%.

The top 10 holdings accounted for 81.4% of the overall market value of the Fund.

During 2023, the Fund made limited use of derivatives, such as options. As a result, derivatives had no material impact on the Fund's performance.

Annual Report | December 31, 2023	17

Management’s Discussion of Fund Performance

WesMark Tactical Opportunity Fund	December 31, 2023 (Unaudited)

TOP 10 EQUITY HOLDINGS

Security Name	% of Total Net Assets
iShares iBoxx $ Investment Grade Corporate Bond ETF	14.6%
iShares® Core U.S. Aggregate Bond ETF	14.2%
Vanguard Mega Cap Value ETF	10.3%
SPDR S&P 500 ETF Trust	9.9%
iShares 1-3 Year Treasury Bond ETF	8.6%
iShares Russell 2000 ETF	7.1%
SPDR Gold Shares	5.3%
iShares iBoxx $ High Yield Corporate Bond ETF	4.8%
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	3.4%
iShares MSCI ACWI ex U.S. ETF	3.2%
Total Net Assets	81.4%

Also see Glossary of Terms on page 77.

Performance data quoted represents past performance which is no guarantee of future results.

Diversification does not eliminate the risk of experiencing investment losses.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 5-, 3-, and 1-year periods, the Tactical Opportunity Fund was ranked 194 out of 378, 228 out of 416, and 359 out of 452 as of 12/31/2023 in the Flexible Portfolio Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

18	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2023 (Unaudited)	WesMark Tactical Opportunity Fund

GROWTH of $10,000 invested in WesMark Tactical Opportunity Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Tactical Opportunity Fund (the “Fund”) from March 1, 2017 to December 31, 2023, compared to the Tactical Composite Index (“Composite”)**, The Hedge Fund Research, Inc. (HFRI) Fund of Funds Composite Index ***, and the Lipper Flexible Portfolio Funds****

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2023

		Since Inception
1 Year	5 Year	(3/1/17)
7.10%	6.23%	4.93%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.61%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Composite, the MSCI ACWI and the US BarCap Agg have been adjusted to reflect reinvestment of dividends on securities in the index and average.
**	Composite is comprised of a combination of 60% of MSCI All World Index (“ACWI”) 30% Bloomberg Barclays US Aggregate Index and 10% of HFRI Fund of Funds Index. The Tactical Composite Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
***	HFRI of Funds Composite Index is an equal weighted index that consists of over 800 constituent hedge funds, including both domestic and offshore funds. The HFRI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
****	The Lipper Flexible Portfolio Funds is an unmanaged index of funds that allocate their investments to both domestic and foreign securities across traditional asset classes with a focus on total return. The traditional asset classes utilized are common stocks, bonds, and money market instruments. Lipper Flexible Portfolio Funds is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Annual Report | December 31, 2023	19

Portfolio of Investments Summary Table

WesMark Small Company Fund	December 31, 2023 (Unaudited)

As of December 31, 2023, the Fund’s Portfolio Composition(1) was as follows:

Percentage of
Portfolio Composition	Total Net Assets
COMMON STOCKS	97.3%
EXCHANGE TRADED FUNDS (ETF)	2.0%
SHORT TERM INVESTMENTS(2)	1.2%
OTHER ASSETS AND LIABILITIES - NET(3)	-0.5%
TOTAL NET ASSETS	100.0%

As of December 31, 2023, the Fund’s Sector composition(4) was as follows:

Percentage of
Sector Composition	Total Net Assets
Industrials	23.5%
Financials	17.4%
Information Technology	16.2%
Health Care	10.7%
Energy	6.4%
Consumer, Cyclical	3.9%
Consumer Staples	3.5%
Materials	3.1%
Consumer Discretionary	2.8%
Exchange Traded Funds	2.0%
Consumer, Non-cyclical	1.8%
Technology	1.7%
Communications	1.4%
Utilities	1.4%
Consumer Cyclical	1.3%
Consumer Non-Cyclical	1.2%
Communication Services	0.8%
Real Estate	0.2%
Equity Portfolio Sub-Total	99.3%
Short Term Investments(2)	1.2%
Other Assets and Liabilities - Net(3)	-0.5%
Total Net Assets	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s advisor.

20	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2023	WesMark Small Company Fund

Shares		Value
COMMON STOCKS-97.3%
COMMUNICATION SERVICES-0.8%
	Telecommunications-0.8%
51,472	Extreme Networks, Inc.(1)	$907,966
TOTAL COMMUNICATION SERVICES		907,966

COMMUNICATIONS-1.4%
	Internet-1.4%
82,500	Eventbrite, Inc.(1)	689,700
12,746	Ziff Davis, Inc.(1)	856,404
		1,546,104
TOTAL COMMUNICATIONS		1,546,104

CONSUMER CYCLICAL-1.3%
	Retail-1.3%
50,181	Bloomin’ Brands, Inc.	1,412,595
TOTAL CONSUMER CYCLICAL		1,412,595

CONSUMER, CYCLICAL-3.9%
	Apparel-0.6%
6,535	Oxford Industries, Inc.	653,500

	Lodging-0.9%
25,093	Hilton Grand Vacations, Inc.(1)	1,008,237

	Retail-2.4%
32,785	Dutch Bros, Inc., Class A(1)	1,038,301
41,832	Wendy’s Co.	814,887
3,411	Wingstop, Inc.	875,194
		2,728,382
TOTAL CONSUMER, CYCLICAL		4,390,119

CONSUMER DISCRETIONARY-2.8%
	Automotive Retail-1.9%
10,222	Advance Auto Parts, Inc.	623,849
4,298	Lithia Motors, Inc., Class A	1,415,245
		2,039,094
	Retail-0.9%
48,699	First Watch Restaurant Group, Inc.(1)	978,850
TOTAL CONSUMER DISCRETIONARY		3,017,944

Shares		Value
CONSUMER NON-CYCLICAL-1.2%
Cosmetics/Personal Care-1.2%
8,824	elf Beauty, Inc.(1)	$1,273,656
TOTAL CONSUMER NON-CYCLICAL		1,273,656

CONSUMER STAPLES-3.5%
	Agriculture-0.9%
17,479	Andersons, Inc.	1,005,742

	Food Retail-1.5%
35,238	Sprouts Farmers Market, Inc.(1)	1,695,300

	Packaged Foods & Meats-1.1%
31,446	Simply Good Foods Co.(1)	1,245,262
TOTAL CONSUMER STAPLES		3,946,304

CONSUMER, NON-CYCLICAL-1.8%
	Beverages-0.5%
154,000	BRC, Inc.(1)	559,020

	Commercial Services-0.9%
42,656	Hackett Group, Inc.	971,277

	Healthcare-Products-0.4%
6,200	Azenta, Inc.(1)	403,868
TOTAL CONSUMER, NON-CYCLICAL		1,934,165

ENERGY-6.4%
	Oil & Gas Equipment & Services-1.1%
42,571	ChampionX Corp.	1,243,499

	Oil & Gas Exploration & Production-0.3%
2,400	Gulfport Energy Corp.(1)	319,680

	Oil&Gas-5.0%
14,678	Civitas Resources, Inc.	1,003,682
149,549	Comstock Resources, Inc.	1,323,509
56,538	Magnolia Oil & Gas Corp., Class A	1,203,694
20,494	Matador Resources Co.	1,165,289
27,934	SilverBow Resources, Inc.(1)	812,321
		5,508,495
TOTAL ENERGY		7,071,674

Annual Report | December 31, 2023	21

Portfolio of Investments

WesMark Small Company Fund	December 31, 2023

Shares		Value
FINANCIALS-17.4%
	Asset Management & Custody Banks-0.9%
28,962	Victory Capital Holdings, Inc., Class A	$997,451

	Diversified Financial Services-1.1%
11,704	PJT Partners, Inc.	1,192,287

	Insurance-1.2%
15,200	Employers Holdings, Inc.	598,880
14,009	Jackson Financial, Inc., Class A	717,261
		1,316,141
	Investment Banking & Brokerage-3.7%
58,128	Stifel Financial Corp.	4,019,551

	Regional Banks-9.5%
27,827	Ameris Bancorp	1,476,222
45,665	Atlantic Union Bankshares Corp.	1,668,599
32,613	BankUnited, Inc.	1,057,640
22,169	Banner Corp.	1,187,372
46,816	Cadence Bank	1,385,285
10,402	Community Bank System, Inc.	542,048
60,108	First Bancorp/Southern Pines, NC	2,224,597
52,504	Old National Bancorp	886,793
		10,428,556
	REITS-1.0%
9,400	National Storage Affiliates Trust	389,818
46,985	Sabra Health Care REIT, Inc.	670,476
		1,060,294
TOTAL FINANCIALS		19,014,280

HEALTH CARE-10.7%
	Commercial Services-1.0%
28,169	Progyny, Inc.(1)	1,047,323

	Health Care Distributors-1.0%
38,036	Patterson Cos., Inc.	1,082,124

	Health Care Equipment-0.5%
15,525	AtriCure, Inc.(1)	554,087

	Health Care Supplies-1.1%
59,696	Neogen Corp.(1)	1,200,487

	Healthcare-Products-1.5%
16,318	Integer Holdings Corp.(1)	1,616,787

Shares		Value
	Healthcare-Services-2.3%
78,507	Enhabit, Inc.(1)	$812,547
37,733	Select Medical Holdings Corp.	886,726
25,663	Surgery Partners, Inc.(1)	820,959
		2,520,232
	Pharmaceuticals-3.3%
23,152	Corcept Therapeutics, Inc.(1)	751,977
149,706	Elanco Animal Health, Inc.(1)	2,230,619
11,109	Prestige Brands Holdings, Inc.(1)	680,093
		3,662,689
TOTAL HEALTH CARE		11,683,729

INDUSTRIALS-23.5%
	Aerospace & Defense-4.7%
81,828	AerSale Corp.(1)	1,038,806
27,761	Moog, Inc., Class A	4,019,238
		5,058,044
	Building Materials-2.1%
8,797	Armstrong World Industries, Inc.	864,921
18,028	Gibraltar Industries, Inc.(1)	1,423,851
		2,288,772
	Building Products-2.2%
32,839	AAON, Inc.	2,425,817

	Construction & Engineering-5.9%
28,922	Granite Construction, Inc.	1,470,973
23,524	Quanta Services, Inc.	5,076,479
		6,547,452
	Construction Machinery & Heavy Trucks-0.4%
34,146	Shyft Group, Inc.	417,264

	Electronics-2.7%
29,500	Atmus Filtration Technologies, Inc.(1)	692,955
44,009	Celestica, Inc.(1)	1,288,584
64,291	TTM Technologies, Inc.(1)	1,016,441
		2,997,980
	Industrials-1.8%
32,945	Korn Ferry	1,955,286

	Machinery-Constr&Mining-1.4%
24,874	Argan, Inc.	1,163,854
23,700	Bloom Energy Corp., Class A(1)	350,760
		1,514,614

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Portfolio of Investments

December 31, 2023	WesMark Small Company Fund

Shares		Value
	Machinery-Diversified-2.3%
14,705	Applied Industrial Technologies, Inc.	$2,539,406
TOTAL INDUSTRIALS		25,744,635

INFORMATION TECHNOLOGY-16.2%
	Application Software-1.9%
81,254	Box, Inc., Class A(1)	2,080,915

	Data Processing & Outsourced Services-1.3%
64,947	I3 Verticals, Inc., Class A(1)	1,374,928

	Electronic Components-1.0%
59,096	Knowles Corp.(1)	1,058,409

	Electronic Equipment & Instruments-1.6%
13,427	OSI Systems, Inc.(1)	1,732,754

	IT Consulting & Other Services-1.4%
12,363	Science Applications International Corp.	1,536,968

	Software-2.2%
186,266	Olo, Inc.(1)	1,065,442
49,238	SentinelOne, Inc., Class A(1)	1,351,091
		2,416,533
	Systems Software-5.1%
6,656	Qualys, Inc.(1)	1,306,440
95,161	Varonis Systems, Inc.(1)	4,308,890
		5,615,330
	Technology Hardware, Storage & Peripherals-1.7%
53,383	Pure Storage, Inc., Class A(1)	1,903,638
TOTAL INFORMATION TECHNOLOGY		17,719,475

MATERIALS-3.1%
	Chemicals-1.9%
18,350	Hawkins, Inc.	1,292,207
9,000	HB Fuller Co.	732,690
		2,024,897
	Packaging&Containers-0.6%
9,839	Greif, Inc., Class A	645,340

Shares		Value
	Steel-0.6%
9,682	Carpenter Technology Corp.	$685,486
TOTAL MATERIALS		3,355,723

REAL ESTATE-0.2%
	REITS-0.2%
17,997	Physicians Realty Trust	239,540
TOTAL REAL ESTATE		239,540

TECHNOLOGY-1.7%
	Software-1.7%
8,000	Alteryx, Inc., Class A(1)	377,280
69,000	Definitive Healthcare Corp.(1)	685,860
18,600	Oddity Tech, Ltd.(1)	865,458
		1,928,598
TOTAL TECHNOLOGY		1,928,598

UTILITIES-1.4%
	Electric-1.4%
21,600	Avista Corp.	771,984
8,547	Otter Tail Corp.	726,239
		1,498,223
TOTAL UTILITIES		1,498,223

TOTAL COMMON STOCKS
(Cost $67,589,135)		106,684,730

EXCHANGE TRADED FUNDS-2.0%
20,476	iShares® Core S&P Small-Cap® ETF	2,216,527

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,942,308)		2,216,527

SHORT TERM INVESTMENTS-1.2%
	Mutual Funds-1.2%

1,269,915	Federated Hermes Government Obligations Fund, Premier Class, 7-Day Yield 5.279% (at net asset value)	1,269,915

TOTAL SHORT TERM INVESTMENTS
(Cost $1,269,915)		1,269,915

Annual Report | December 31, 2023	23

Portfolio of Investments

WesMark Small Company Fund	December 31, 2023

Shares	Value
TOTAL INVESTMENTS-100.5%
(Cost $70,801,358)	$110,171,172
OTHER ASSETS AND LIABILITIES-NET(2)-(0.5)%	(515,396)
NET ASSETS-100.0%	$109,655,776

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets as of December 31, 2023.

See Notes to Financial Statements which are an integral part of the Financial Statements.

24	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2023 (Unaudited)	WesMark Large Company Fund

As of December 31, 2023, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	98.2%
SHORT TERM INVESTMENTS(2)	2.6%
OTHER ASSETS AND LIABILITIES - NET(3)	-0.8%
TOTAL NET ASSETS	100.0%

As of December 31, 2023, the Fund’s Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets
Information Technology	36.7%
Health Care	16.0%
Industrials	10.9%
Consumer Discretionary	10.1%
Financials	7.0%
Consumer Staples	5.7%
Energy	4.8%
Communications	2.2%
Materials	1.5%
Consumer, Cyclical	1.4%
Consumer, Non-cyclical	1.0%
Utilities	0.9%
Equity Portfolio Sub-Total	98.2%
Short Term Investments(2)	2.6%
Other Assets and Liabilities - Net(3)	-0.8%
Total Net Assets	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s advisor.

Annual Report | December 31, 2023	25

Portfolio of Investments

WesMark Large Company Fund	December 31, 2023

Shares		Value
COMMON STOCKS-98.2%
COMMUNICATIONS-2.2%
	Internet-2.2%
17,000	Meta Platforms, Inc., Class A(1)	$6,017,320
5,326	Spotify Technology SA(1)	1,000,809
		7,018,129
TOTAL COMMUNICATIONS		7,018,129

CONSUMER, CYCLICAL-1.4%
	Apparel-0.6%
67,700	On Holding AG(1)	1,825,869

	Retail-0.8%
4,617	Lululemon Athletica, Inc.(1)	2,360,626
TOTAL CONSUMER, CYCLICAL		4,186,495

CONSUMER DISCRETIONARY-10.1%
	General Merchandise Stores-0.3%
7,212	Target Corp.	1,027,133

	Home Improvement Retail-2.8%
25,500	Home Depot, Inc.	8,837,025

	Internet & Direct Marketing Retail-5.6%
116,093	Amazon.com, Inc.(1)	17,639,170

	Restaurants-1.4%
765	Chipotle Mexican Grill, Inc.(1)	1,749,524
32,820	Restaurant Brands International, Inc.	2,564,227
		4,313,751
TOTAL CONSUMER DISCRETIONARY		31,817,079

CONSUMER STAPLES-5.7%
	Distillers & Vintners-2.0%
26,361	Constellation Brands, Inc., Class A	6,372,772

	Food & Staples Retailing-0.5%
25,868	BJ’s Wholesale Club Holdings, Inc.(1)	1,724,361

	Household Products-2.0%
42,664	Procter & Gamble Co.	6,251,983

Shares		Value
	Packaged Foods & Meats-1.2%
52,742	Mondelez International, Inc., Class A	$3,820,103
TOTAL CONSUMER STAPLES		18,169,219

CONSUMER, NON-CYCLICAL-1.0%
	Beverages-0.5%
48,058	Keurig Dr Pepper, Inc.	1,601,293

	Commercial Services-0.5%
6,747	Verisk Analytics, Inc.	1,611,588
TOTAL CONSUMER, NON-CYCLICAL		3,212,881

ENERGY-4.8%
	Oil & Gas Exploration & Production-3.4%
42,274	ConocoPhillips	4,906,743
60,843	Devon Energy Corp.	2,756,188
19,000	Diamondback Energy, Inc.	2,946,520
		10,609,451
	Oil, Gas & Consumable Fuels-1.4%
42,626	Exxon Mobil Corp.	4,261,748
TOTAL ENERGY		14,871,199

FINANCIALS-7.0%
	Asset Management & Custody Banks-1.7%
6,669	BlackRock, Inc.	5,413,894

	Banks-0.5%
49,726	Bank of America Corp.	1,674,274

	Diversified Banks-1.8%
33,130	JP Morgan Chase & Co.	5,635,413

	Investment Banking & Brokerage-2.3%
9,747	The Goldman Sachs Group, Inc.	3,760,100
36,221	Morgan Stanley	3,377,608
		7,137,708
	Regional Banks-0.7%
65,900	Fifth Third Bancorp	2,272,891
TOTAL FINANCIALS		22,134,180

26	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2023	WesMark Large Company Fund

Shares		Value
HEALTH CARE-16.0%
	Biotechnology-3.7%
29,978	AbbVie, Inc.	$4,645,692
23,491	Amgen, Inc.	6,765,878
		11,411,570
	Health Care Equipment-2.5%
71,604	Abbott Laboratories	7,881,452

	Life Sciences Tools & Services-3.5%
14,514	IQVIA Holdings, Inc.(1)	3,358,249
13,979	Thermo Fisher Scientific, Inc.	7,419,913
		10,778,162
	Managed Health Care-3.1%
18,579	UnitedHealth Group, Inc.	9,781,286

	Pharmaceuticals-3.2%
25,288	Johnson & Johnson	3,963,641
55,904	Merck & Co., Inc.	6,094,654
		10,058,295
TOTAL HEALTH CARE		49,910,765

INDUSTRIALS-10.9%
	Aerospace & Defense-3.3%
72,352	RTX Corp.	6,087,697
56,532	Textron, Inc.	4,546,303
		10,634,000
	Construction & Farm Machinery & Heavy Trucks-0.9%
7,440	Deere & Co.	2,975,033

	Electronics-0.4%
17,642	Fortive Corp.	1,298,980

	Engineering & Construction-1.2%
29,946	Jacobs Solutions, Inc.	3,886,991

	Industrial Conglomerates-1.7%
9,822	Roper Technologies, Inc.	5,354,660

	Industrial Machinery-2.7%
15,600	Chart Industries, Inc.(1)	2,126,748
13,905	Parker-Hannifin Corp.	6,406,034
		8,532,782

Shares		Value
	Internet-0.7%
38,000	Uber Technologies, Inc.(1)	$2,339,660
TOTAL INDUSTRIALS		35,022,106

INFORMATION TECHNOLOGY-36.7%
	Application Software-3.3%
4,736	Adobe, Inc.(1)	2,825,498
28,090	Salesforce, Inc.(1)	7,391,603
		10,217,101
	Communication Services-1.2%
40,000	Walt Disney Co.	3,611,600

	Communications Equipment-8.1%
122,021	Apple, Inc.	23,492,703
10,662	F5 Networks, Inc.(1)	1,908,285
		25,400,988
	Computers-0.9%
11,632	Crowdstrike Holdings, Inc., Class A(1)	2,969,882

	Data Processing & Outsourced Services-4.1%
25,662	Mastercard, Inc., Class A	10,945,100
31,251	PayPal Holdings, Inc.(1)	1,919,124
		12,864,224
	Internet Software & Services-4.6%
103,260	Alphabet, Inc., Class A(1)	14,424,389

	IT Consulting & Other Services-1.1%
9,500	Accenture PLC, Class A	3,333,645

	Semiconductors-5.9%
27,068	Advanced Micro Devices, Inc.(1)	3,990,094
9,064	Broadcom, Inc.	10,117,690
17,092	Marvell Technology Group, Ltd.	1,030,819
42,031	ON Semiconductor Corp.(1)	3,510,849
		18,649,452
	Systems Software-7.5%
51,564	Microsoft Corp.	19,390,127
37,879	Oracle Corp.	3,993,583
		23,383,710
TOTAL INFORMATION TECHNOLOGY		114,854,991

Annual Report | December 31, 2023	27

Portfolio of Investments

WesMark Large Company Fund	December 31, 2023

Shares		Value
MATERIALS-1.5%
	Specialty Chemicals-1.5%
31,455	PPG Industries, Inc.	$4,704,095
TOTAL MATERIALS		4,704,095

UTILITIES-0.9%
	Electric Utilities-0.4%
22,614	NextEra Energy, Inc.	1,373,574

	Water-0.5%
10,995	American Water Works Co., Inc.	1,451,230
TOTAL UTILITIES		2,824,804

TOTAL COMMON STOCKS
(Cost $129,113,358)		308,725,943

SHORT TERM INVESTMENTS-2.6%
	Mutual Funds-2.6%
8,083,403	Federated Hermes Government Obligations Fund, Premier Class, 7-Day Yield 5.279% (at net asset value)	8,083,403
TOTAL SHORT TERM INVESTMENTS
(Cost $8,083,403)		8,083,403

TOTAL INVESTMENTS-100.8%
(Cost $137,196,761)		316,809,346
OTHER ASSETS AND LIABILITIES-NET(2)-(0.8)%		(2,547,062)
NET ASSETS-100.0%		$314,262,284

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets as of December 31, 2023.

See Notes to Financial Statements which are an integral part of the Financial Statements.

28	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2023 (Unaudited)	WesMark Balanced Fund

As of December 31, 2023, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	60.1%
CORPORATE BONDS	25.1%
U.S. TREASURY SECURITIES	6.2%
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES	3.1%
TAXABLE MUNICIPAL BONDS	2.5%
COMMERCIAL MORTGAGE-BACKED SECURITIES	1.5%
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	0.6%
FIXED INCOME PORTFOLIO SUB-TOTAL	39.0%
SHORT TERM INVESTMENTS(2)	0.5%
OTHER ASSETS AND LIABILITIES - NET(3)	0.4%
TOTAL NET ASSETS	100.0%

As of December 31, 2023, the Fund’s Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets
Health Care	12.3%
Information Technology	12.4%
Industrials	7.1%
Financials	6.7%
Consumer Discretionary	6.6%
Consumer Staples	6.4%
Energy	4.3%
Telecommunication Services	1.4%
Utilities	1.2%
Real Estate	0.8%
Materials	0.6%
Basic Materials	0.3%
Equity Portfolio Sub-Total	60.1%
Corporate Bonds	25.1%
U.S. Government Securities	9.9%
Taxable Municipal Bonds	2.5%
Commercial Mortgage-Backed Securities	1.5%
Fixed Income Portfolio Sub-Total	39.0%
Short Term Investments(2)	0.5%
Other Assets and Liabilities - Net(3)	0.4%
Total Net Assets	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s advisor.

Annual Report | December 31, 2023	29

Portfolio of Investments

WesMark Balanced Fund	December 31, 2023

Shares/Principal Amount		Value
COMMON STOCKS-60.1%
BASIC MATERIALS-0.3%
	Chemicals-0.3%
2,907	RPM International, Inc.	$324,508
TOTAL BASIC MATERIALS		324,508

CONSUMER DISCRETIONARY-6.6%
	Automobile Manufacturers-0.5%
39,570	Ford Motor Co.	482,358

	Footwear-0.8%
7,500	NIKE, Inc., Class B	814,275

	General Merchandise Stores-1.9%
12,954	Target Corp.	1,844,909

	Home Improvement Retail-1.8%
7,773	Lowe’s Cos, Inc.	1,729,881

	Restaurants-1.0%
3,487	McDonald’s Corp.	1,033,930

	Specialty Stores-0.6%
4,314	Dick’s Sporting Goods, Inc.	633,942
TOTAL CONSUMER DISCRETIONARY		6,539,295

CONSUMER STAPLES-6.4%
	Food Distributors-1.1%
14,902	Sysco Corp.	1,089,783

	Hypermarkets & Super Centers-1.0%
6,329	Walmart, Inc.	997,767

	Packaged Foods & Meats-1.7%
25,000	General Mills, Inc.	1,628,500

	Soft Drinks-2.6%
14,886	PepsiCo, Inc.	2,528,238
TOTAL CONSUMER STAPLES		6,244,288

Shares/Principal Amount		Value
ENERGY-4.3%
	Integrated Oil & Gas-3.3%
21,913	Chevron Corp.	$3,268,543

	Oil & Gas Exploration & Production-0.3%
2,099	EOG Resources, Inc.	253,874

	Oil & Gas Refining & Marketing-0.7%
5,117	Valero Energy Corp.	665,210
TOTAL ENERGY		4,187,627

FINANCIALS-6.7%
	Asset Management & Custody Banks-1.2%
15,471	State Street Corp.	1,198,384

	Diversified Banks-2.7%
13,409	JPMorgan Chase & Co.	2,280,871
10,009	US Bancorp	433,190
		2,714,061
	Investment Banking & Brokerage-1.5%
3,805	The Goldman Sachs Group, Inc.	1,467,855

	Regional Banks-1.3%
8,000	PNC Financial Services Group, Inc.	1,238,800
TOTAL FINANCIALS		6,619,100

HEALTH CARE-12.3%
	Biotechnology-3.1%
20,000	AbbVie, Inc.	3,099,400

	Health Care Services-2.4%
30,000	CVS Health Corp.	2,368,800

	Pharmaceuticals-6.8%
1,444	Cigna Group	432,406
5,145	Eli Lilly & Co.	2,999,123
17,956	Merck & Co., Inc.	1,957,563
47,725	Pfizer, Inc.	1,374,003
		6,763,095
TOTAL HEALTH CARE		12,231,295

30	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2023	WesMark Balanced Fund

Shares/Principal Amount		Value
INDUSTRIALS-7.1%
	Aerospace & Defense-0.6%
2,600	L3Harris Technologies, Inc.	$547,612

	Air Freight & Logistics-1.5%
9,508	United Parcel Service, Inc., Class B	1,494,943

	Construction & Farm Machinery & Heavy Trucks-0.2%
519	Deere & Co.	207,533

	Construction Machinery & Heavy Equipment-2.6%
8,825	Caterpillar, Inc.	2,609,288

	Electrical Components & Equipment-2.2%
22,000	Emerson Electric Co.	2,141,260
TOTAL INDUSTRIALS		7,000,636

INFORMATION TECHNOLOGY-12.4%
	Communications Equipment-8.8%
29,567	Apple, Inc.	5,692,534
58,222	Cisco Systems, Inc.	2,941,375
		8,633,909
	IT Consulting & Other Services-0.6%
3,400	International Business Machines Corp.	556,070

	Semiconductors-3.0%
3,432	Analog Devices, Inc.	681,458
13,545	Texas Instruments, Inc.	2,308,881
		2,990,339
TOTAL INFORMATION TECHNOLOGY		12,180,318

MATERIALS-0.6%
	Industrial Gases-0.6%
2,326	Air Products & Chemicals, Inc.	636,859
TOTAL MATERIALS		636,859

REAL ESTATE-0.8%
	Specialized REITS-0.8%
11,408	CubeSmart REIT	528,761

Shares/Principal Amount		Value
2,400	Digital Realty Trust, Inc. REIT	$322,992
		851,753
TOTAL REAL ESTATE		851,753

TELECOMMUNICATION SERVICES-1.4%
	Integrated Telecommunication Services-1.4%
82,000	AT&T, Inc.	1,375,960
TOTAL TELECOMMUNICATION SERVICES		1,375,960

UTILITIES-1.2%
	Electric Utilities-1.0%
9,886	Duke Energy Corp.	959,337

	Multi-Utilities-0.2%
4,599	Dominion Energy, Inc.	216,153
TOTAL UTILITIES		1,175,490

TOTAL COMMON STOCKS
(Cost $31,556,518)		59,367,129

CORPORATE BONDS-25.1%
	Auto Manufacturers-0.5%
$550,000	American Honda Finance Corp., 1.800%, 1/13/2031	465,194

	Banks-1.7%
500,000	Fifth Third Bank NA, 3.850%, 3/15/2026	481,080
500,000	Morgan Stanley, 1D US SOFR + 0.525%, 5/30/2025(1)	488,939
500,000	PNC Financial Services Group, Inc., 1D US SOFR + 2.284%, 10/20/2034(1)	555,280
150,000	PNC Bank NA, 2.700%, 10/22/2029	131,618
		1,656,917
	Beverages-0.5%
500,000	Anheuser-Busch InBev Worldwide, Inc., 4.900%, 1/23/2031	520,600

	Chemicals-0.5%
500,000	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co LP, 5.125%, 4/1/2025(2)	500,327

Annual Report | December 31, 2023	31

Portfolio of Investments

WesMark Balanced Fund	December 31, 2023

Shares/Principal Amount		Value
	Commercial Services-0.5%
$500,000	PayPal Holdings, Inc., 4.400%, 6/1/2032	$497,077

	Computers-0.5%
500,000	Dell International LLC / EMC Corp., 5.750%, 2/1/2033	527,091

	Diversified Financial Services-2.0%
500,000	American Express Co., 3.400%, 2/22/2024	499,454
500,000	American Express Co., 1D US SOFR + 1.835%, 5/1/2034(1)	499,360
250,000	BlackRock, Inc., 2.400%, 4/30/2030	223,454
250,000	Legg Mason, Inc., 4.750%, 3/15/2026	249,254
500,000	Charles Schwab Corp., 1D US SOFR + 2.50%, 5/19/2034(1)	516,391
		1,987,913
	Diversified Manufacturing-1.0%
1,000,000	3M Co., 3.375%, 3/1/2029	936,298

	Electric-2.5%
500,000	CenterPoint Energy Houston Electric LLC, 4.450%, 10/1/2032	492,049
500,000	Duke Energy Corp., 4.300%, 3/15/2028	493,359
500,000	NextEra Energy Capital Holdings, Inc., 3.550%, 5/1/2027	481,900
500,000	NextEra Energy Capital Holdings, Inc., 5.000%, 7/15/2032	502,920
500,000	Wisconsin Electric Power Co., 4.750%, 9/30/2032	504,520
		2,474,748
	Electronics-0.7%
500,000	Honeywell International, Inc., 4.500%, 1/15/2034	502,746
175,000	Honeywell International, Inc., 5.700%, 3/15/2037	191,803
		694,549
	Engineering&Construction-0.5%
500,000	Jacobs Engineering Group, Inc., 5.900%, 3/1/2033	510,926

Shares/Principal Amount		Value
	Environmental Control-1.6%
$500,000	Republic Services, Inc., 3.200%, 3/15/2025	$488,732
500,000	Republic Services, Inc., 5.700%, 5/15/2041	538,393
500,000	Waste Management, Inc., 3.500%, 5/15/2024	495,922
		1,523,047
	Healthcare-Products-0.5%
500,000	GE HealthCare Technologies, Inc., 5.650%, 11/15/2027	517,797

	Industrial Gases-0.8%
835,000	Air Products & Chemicals, Inc., Sr. Unsecured Notes, 3.350%, 7/31/2024	824,554

	Insurance-1.9%
500,000	Berkshire Hathaway Finance Corp., 2.875%, 3/15/2032	451,052
400,000	Marsh & McLennan Cos., Inc., 2.375%, 12/15/2031	340,983
500,000	MetLife, Inc., 5.875%, 2/6/2041	545,747
500,000	Progressive Corp., 4.950%, 6/15/2033	513,372
		1,851,154
	Internet-0.2%
250,000	Expedia Group, Inc., 3.800%, 2/15/2028	241,224

	Lodging-0.5%
500,000	Marriott International, Inc., 4.900%, 4/15/2029	503,583

	Machinery-Constr&Mining-0.5%
500,000	Caterpillar Financial Services Corp., 3.600%, 8/12/2027	488,554

	Machinery-Diversified-0.5%
500,000	Ingersoll Rand, Inc., 5.700%, 8/14/2033	529,239

	Oil&Gas-0.8%
500,000	Marathon Oil Corp., 6.600%, 10/1/2037	529,151

32	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2023	WesMark Balanced Fund

Shares/Principal Amount		Value
$250,000	Phillips 66, 4.650%, 11/15/2034	$243,356
		772,507
	Pharmaceuticals-1.1%
500,000	AbbVie, Inc., 3.200%, 11/21/2029(2)	466,834
175,000	AbbVie, Inc., 4.550%, 3/15/2035	171,697
250,000	Bristol-Myers Squibb Co., 3.900%, 2/20/2028	245,774
175,000	GlaxoSmithKline Capital, Inc., 6.375%, 5/15/2038	203,388
		1,087,693
	Pipelines-0.5%
500,000	ONEOK, Inc., 5.800%, 11/1/2030	520,119

	Regional Banks-1.0%
1,000,000	PNC Bank NA, Sr. Unsecured Notes, 3.250%, 6/1/2025	973,345

	Retail-2.5%
250,000	Dollar Tree, Inc., 4.200%, 5/15/2028	244,772
175,000	Home Depot, Inc., 5.875%, 12/16/2036	195,754
500,000	O’Reilly Automotive, Inc., 4.350%, 6/1/2028	496,307
500,000	Target Corp., 4.400%, 1/15/2033	505,176
500,000	Walmart, Inc., 5.250%, 9/1/2035	546,685
500,000	Walmart, Inc., 3.950%, 6/28/2038	476,870
		2,465,564
	Software-0.5%
500,000	Activision Blizzard, Inc., 3.400%, 9/15/2026	487,503

	Software & Services-0.8%
750,000	Oracle Corp., Sr. Unsecured Notes, 3.400%, 7/8/2024	741,437

	Transportation Services-0.5%
500,000	FedEx Corp., 4.250%, 5/15/2030	488,919
TOTAL CORPORATE BONDS
(Cost $25,027,540)		24,787,879

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-0.6%
	Federal Home Loan Mortgage Corp.-0.1%
129,972	Series 2015-4517, Class PC, 2.500%, 5/15/2044	121,241

Shares/Principal Amount		Value
	Government National Mortgage Association-0.5%
$445,844	Series 2018-126, Class DA, 3.500%, 1/20/2048	$425,793
TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $575,066)		547,034

COMMERCIAL MORTGAGE-BACKED SECURITIES-1.5%
	Commercial Mortgage-Backed Securities-1.5%
1,500,000	Series 2015-UBS8, Class A4, 3.809%, 11/15/2025	1,444,561
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $1,535,187)		1,444,561

U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES-3.1%
	Federal Home Loan Mortgage Corp.-0.3%
58,522	Pool G18527, 3.000%, 10/1/2029	56,489
244,055	Pool 18707, 3.500%, 9/1/2033	240,025
		296,514
	Federal National Mortgage Association-1.9%
707,096	Pool BL5389, 2.710%, 5/1/2027	669,066
579,411	Pool AM6756, 3.570%, 10/1/2029	557,424
145,017	Pool MA3621, 3.500%, 3/1/2039	137,363
44,248	Pool BN4896, 4.000%, 1/1/2049	42,456
122,347	Pool MA3592, 4.000%, 2/1/2049	117,618
358,290	Pool BP4338, 1Y US TI + 1.67%, 3/1/2049(1)	353,287
		1,877,214
	Small Business Administration Pools-0.4%
148,406	PRIME - 3.50%, 1/25/2042(1)	149,957
233,381	PRIME - 3.50%, 7/25/2042(1)	235,224
		385,181
	UMBS Collateral-0.5%
465,799	5.000%, 12/1/2052	461,390
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES
(Cost $3,152,024)		3,020,299

Annual Report | December 31, 2023	33

Portfolio of Investments

WesMark Balanced Fund	December 31, 2023

Shares/Principal Amount		Value
U.S. TREASURY SECURITIES-6.2%
	Federal Home Loan Banks-0.8%
$750,000	4.625%, 11/17/2026	$760,792

	U.S. Treasury Bond-2.5%
150,000	4.500%, 2/15/2036	160,043
150,000	4.750%, 2/15/2037	164,215
500,000	3.500%, 2/15/2039	473,799
500,000	2.875%, 8/15/2028	478,594
500,000	4.125%, 11/15/2032	508,427
750,000	3.500%, 2/15/2033	727,617
		2,512,695
	U.S. Treasury Note-2.9%
1,500,000	4.500%, 11/30/2024	1,494,558
100,000	3.875%, 11/30/2027	99,803
500,000	4.000%, 12/15/2025	497,393
750,000	3.500%, 1/31/2030	733,696
		2,825,450
TOTAL U.S. TREASURY SECURITIES
(Cost $6,139,799)		6,098,937

TAXABLE MUNICIPAL BONDS-2.5%
	California-0.2%
200,000	Charter Oak Unified School District, 2.681%, 8/1/2036	158,778

	Michigan-0.3%
270,000	Belding Area Schools, General Obligation Unlimited Bonds, 6.700%, 5/1/2027	270,489

	Ohio-0.7%
660,000	Columbus-Franklin County Finance Authority, 4.490%, 11/15/2032	643,718

	Pennsylvania-0.4%
450,000	Commonwealth Financing Authority, 4.014%, 6/1/2033	423,249

	Utah-0.4%
450,000	Utah Transit Authority, 3.393%, 12/15/2036	387,111

Shares/Principal Amount		Value
	West Virginia-0.5%
$575,000	Marshall University, 3.177%, 5/1/2029	$536,636
TOTAL TAXABLE MUNICIPAL BONDS
(Cost $2,619,195)		2,419,981

SHORT TERM INVESTMENTS-0.5%
	Mutual Funds-0.5%
486,475	Federated Hermes Government Obligations Fund, Premier Class, 7-Day Yield 5.279% (at net asset value)	486,475
TOTAL SHORT TERM INVESTMENTS
(Cost $486,475)		486,475

TOTAL INVESTMENTS-99.6%
(Cost $71,091,804)		98,172,295
OTHER ASSETS AND LIABILITIES-NET(3)-0.4%		426,009
NET ASSETS-100.0%		$98,598,304

34	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2023	WesMark Balanced Fund

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

TI – Treasury Index

Reference Rates:

1D US SOFR - 1 Day SOFR as of December 31, 2023 was 5.31%

1Y US TI - 1 Year US TI as of December 31, 2023 was 4.80%

PRIME - US Prime Rate as of December 31, 2023 was 8.50%

(1)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of December 31, 2023 is based on the reference rate plus the displayed spread as of the security’s last reset date.
(2)	Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, these securities amounted to a value of $967,161 or 0.98% of net assets. These Securities have been determined to be liquid pursuant to procedures adopted by the board.
(3)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets as of December 31, 2023.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2023	35

Portfolio of Investments Summary Table

WesMark Government Bond Fund	December 31, 2023 (Unaudited)

As of December 31, 2023, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
EXCHANGE TRADED FUNDS (ETF)	2.0%
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES	39.6%
U.S. GOVERNMENT AGENCY SECURITIES	21.7%
U.S. TREASURY – SECURITIES	16.4%
CORPORATE BONDS	8.0%
TAXABLE MUNICIPAL BONDS	7.1%
FIXED INCOME PORTFOLIO SUB-TOTAL	92.8%
SHORT TERM INVESTMENTS(2)	5.0%
OTHER ASSETS AND LIABILITIES - NET(3)	0.2%
TOTAL NET ASSETS	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.

36	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2023	WesMark Government Bond Fund

Shares/Principal Amount		Value
EXCHANGE TRADED FUNDS-2.0%
4,602	iShares® 20+ Year Treasury Bond ETF	$455,046
28,924	iShares® iBoxx $ Investment Grade Corporate Bond ETF	3,200,730
TOTAL EXCHANGE TRADED FUNDS
(Cost $3,674,430)		3,655,776

CORPORATE BONDS-8.0%
	Banks-4.1%
$1,000,000	Citigroup, Inc., 5.400%, 1/20/2026	994,700
500,000	FNB Corp., 4.875%, 10/2/2025	482,660
1,000,000	Fifth Third Bank NA, 3.850%, 3/15/2026	962,161
1,000,000	First Horizon Bank, 5.750%, 5/1/2030	943,743
500,000	Wells Fargo Bank NA, 6.180%, 2/15/2036	501,726
500,000	Morgan Stanley, 1D US SOFR + 2.62%, 4/20/2037(1)	486,793
500,000	PNC Financial Services Group, Inc., SOFRINDX + 1.73%, 10/20/2027(1)	518,873
1,000,000	PNC Financial Services Group, Inc., SOFRINDX + 2.14%, 10/28/2033(1)	1,045,351
500,000	PNC Financial Services Group, Inc., 1D US SOFR + 1.946%, 8/18/2034(1)	520,107
1,000,000	US Bancorp, 1D US SOFR + 1.60%, 2/1/2034(1)	958,321
		7,414,435
	Biotechnology-1.1%
2,000,000	Amgen, Inc., 5.250%, 3/2/2033	2,051,192

	Healthcare-Services-1.2%
2,000,000	Aetna, Inc., 6.750%, 12/15/2037	2,247,060

	Pipelines-0.5%
1,000,000	Kinder Morgan, Inc., 5.200%, 6/1/2033	994,526

	Retail-1.1%
2,000,000	AutoZone, Inc., 4.750%, 2/1/2033	1,969,726

TOTAL CORPORATE BONDS
(Cost $14,528,120)		14,676,939

Shares/Principal Amount		Value
U.S. GOVERNMENT AGENCY - COLLATERALIZED
MORTGAGE OBLIGATIONS-21.7%
	Agency Collat CMO-5.4%
$223,471	Series 2003-55, Class 1A3A, 30D US SOFR + 0.51448%, 3/25/2043(1)	$223,519
637,439	Series 2004-W14, Class 1AF, 30D US SOFR + 0.51448%, 7/25/2044(1)	594,083
600,495	Series 2010-59, Class FL, 1M CME TERM SOFR + 0.61448%, 5/20/2040(1)	593,943
2,383,755	Series 2014-330, Class F4, 30D US SOFR + 0.46448%, 10/15/2037(1)	2,351,865
2,642,080	Series 2022-76, Class D, 5.500%, 8/25/2045	2,659,428
3,456,987	Series 2022-83, Class DA, 6.000%, 1/25/2048	3,492,276
		9,915,114
	Agency Collat PAC CMO-4.0%
3,906,648	Series 2020-5020, Class TP, 2.000%, 10/25/2050	3,124,807
1,913,891	Series 2020-153, Class GP, 0.500%, 10/20/2050	1,689,292
3,447,988	Series 2021-23, Class TE, 1.000%, 2/20/2051	2,576,218
		7,390,317
	Commercial MBS-4.1%
2,608,691	Series 2020-177, Class DA, 1.250%, 6/16/2062	1,681,195
5,000,000	Series 2021-181, Class B, 1.900%, 1/16/2063	2,940,902
5,000,000	Series 2021-203, Class B, 2.000%, 4/16/2062	2,962,544
		7,584,641
	Federal Home Loan Mortgage Corp.-0.3%
635,959	Series 2016-4629, Class QG, 2.500%, 11/15/2046, REMIC	548,592

	Federal National Mortgage Association-1.0%
661,337	Series 2003-W18, Class 2A, 4.356%, 6/25/2043, REMIC (1)	648,661
810,741	Series 2016-90, Class DA, 3.000%, 8/25/2046, REMIC	710,970
467,246	Series 2019-74, Class LB, 3.000%, 10/25/2049	422,184
		1,781,815

Annual Report | December 31, 2023	37

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2023

Shares/Principal Amount		Value

	Government National Mortgage Association-0.3%
$537,698	Series 2013-38, Class KA, 1.250%, 2/20/2042	$480,548

	Sovereign-6.6%
2,000,000	3.560%, 11/30/2043	1,650,072
2,000,000	3.330%, 9/5/2045	1,567,633
2,000,000	3.730%, 10/22/2032	1,917,780
2,000,000	1.910%, 5/17/2034	1,593,392
500,000	4.900%, 6/29/2032	491,493
3,000,000	3.330%, 7/12/2032	2,797,932
2,000,000	4.000%, 2/9/2033	1,956,688
		11,974,990
TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $46,750,863)		39,676,017

U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES-39.6%
	Federal Home Loan Mortgage Corp.-0.6%
1,199,383	Freddie Mac Pool, Pool QA6315, 3.500%, 1/1/2050	1,129,869

	FNMA Collateral-0.9%
1,847,693	Fannie Mae Pool, Pool MA2711, 3.000%, 8/1/2046	1,642,286

	GNMA2 Collateral-4.1%
2,701,117	Ginnie Mae II Pool, 4.000%, 8/20/2052	2,535,571
3,204,677	Ginnie Mae II Pool, 5.500%, 11/20/2052	3,183,701
1,749,802	Ginnie Mae II Pool, 5.500%, 12/20/2052	1,738,349
		7,457,621
	Government National Mortgage Association-0.1%
114,442	Ginnie Mae I Pool, Pool 589693, 4.500%, 7/15/2029	111,483

	Sovereign-1.0%
2,000,000	Federal Home Loan Banks, 3.700%, 6/22/2035	1,878,049

	UMBS Collateral-32.9%
4,558,585	Freddie Mac Pool, 4.000%, 6/1/2052	4,313,669
4,628,412	Freddie Mac Pool, 4.500%, 10/1/2052	4,489,782

Shares/Principal Amount		Value
$2,845,555	Freddie Mac Pool, 4.000%, 11/1/2052	$2,691,508
4,721,764	Freddie Mac Pool, 5.000%, 1/1/2053	4,674,872
4,768,022	Freddie Mac Pool, 5.000%, 2/1/2053	4,718,908
974,215	Freddie Mac Pool, 5.500%, 9/1/2053	978,382
3,858,879	Freddie Mac Pool, 6.000%, 9/1/2053	3,919,070
2,041,902	Fannie Mae Pool, 4.500%, 7/1/2042	2,015,934
4,367,559	Fannie Mae Pool, 4.500%, 10/1/2042	4,324,509
4,442,349	Fannie Mae Pool, 4.500%, 11/1/2042	4,398,568
2,030,694	Fannie Mae Pool, 4.500%, 1/1/2043	2,010,688
2,643,691	Fannie Mae Pool, 5.500%, 1/1/2043	2,682,675
4,546,877	Fannie Mae Pool, 4.000%, 6/1/2052	4,302,739
4,548,975	Fannie Mae Pool, 4.500%, 7/1/2052	4,412,724
2,719,691	Fannie Mae Pool, 5.500%, 11/1/2052	2,739,428
2,608,164	Fannie Mae Pool, 6.000%, 11/1/2052	2,656,844
4,728,407	Fannie Mae Pool, 5.000%, 2/1/2053	4,679,701
		60,010,001
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES
(Cost $73,785,105)		72,229,309

U.S. TREASURY SECURITIES-16.4%
	Tennessee Valley Authority-0.6%
1,000,000	5.880%, 4/1/2036	1,143,318

	Tennessee Valley Authority Generic Strip-0.2%
1,000,000	–%, 1/15/2047(2)	311,829

	U.S. Treasury Bond-6.2%
1,000,000	3.750%, 11/15/2043	934,961
1,000,000	1.125%, 8/15/2040	638,828
2,000,000	1.750%, 8/15/2041	1,391,797
2,000,000	2.000%, 11/15/2041	1,447,383
2,000,000	2.375%, 2/15/2042	1,535,391
3,000,000	2.875%, 5/15/2028	2,877,480
2,500,000	2.875%, 8/15/2028	2,392,969
		11,218,809
	U.S. Treasury Note-4.2%
2,000,000	1.500%, 2/15/2030	1,742,813
2,000,000	0.625%, 8/15/2030	1,622,656
2,500,000	2.750%, 5/31/2029	2,360,742
2,000,000	4.000%, 2/15/2026	1,991,133
		7,717,344
	United States Treasury Strip Coupon-5.2%
2,200,000	–%, 11/15/2040(2)	1,061,854
2,275,000	–%, 8/15/2041(2)	1,055,195
2,220,000	–%, 2/15/2042(2)	1,005,117
4,565,000	–%, 5/15/2042(2)	2,038,397

38	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2023	WesMark Government Bond Fund

Shares/Principal Amount		Value
$2,265,000	–%, 8/15/2042(2)	$999,377
3,000,000	–%, 5/15/2043(2)	1,277,914
2,500,000	–%, 8/15/2043(2)	1,053,808
2,500,000	–%, 11/15/2043(2)	1,042,274
		9,533,936
TOTAL U.S. TREASURY SECURITIES
(Cost $29,831,322)		29,925,236

TAXABLE MUNICIPAL BONDS-7.1%
	Arkansas-0.7%
	University of Arkansas:
500,000	3.382%, 9/1/2037	430,764
1,000,000	3.301%, 11/1/2039	837,815
		1,268,579
	California-1.9%
500,000	Bonita Unified School District, 2.619%, 8/1/2035	402,255
1,000,000	Contra Costa Community College District, 2.926%, 8/1/2038	818,079
500,000	Desert Community College District, 2.978%, 8/1/2037	404,872
500,000	Kings Canyon Unified School District, 3.212%, 8/1/2040	402,643
500,000	Pasadena Public Financing Authority, Build America Revenue Bonds, Series B, 6.998%, 3/1/2034	590,932
910,000	Santa Paula Utility Authority, 2.870%, 2/1/2034	778,216
		3,396,997
	Hawaii-0.5%
1,000,000	University of Hawaii, 3.850%, 10/1/2038	888,224

	Massachusetts-1.0%
1,000,000	City of Quincy MA, 2.788%, 12/15/2035	809,169
1,500,000	Massachusetts School Building Authority, 2.950%, 5/15/2043	1,104,544
		1,913,713
	Michigan-0.6%
1,400,000	Michigan State Building Authority, 2.705%, 10/15/2040	1,068,297

	New York-0.4%
700,000	City of New York NY, 5.985%, 12/1/2036	747,722

Shares/Principal Amount		Value
	Ohio-0.5%
$565,000	Summit County Development Finance Authority, 3.201%, 11/15/2036	$475,928
500,000	Warrensville Heights City School District, 3.406%, 12/1/2040	410,450
		886,378
	Pennsylvania-0.2%
550,000	Borough of Columbia PA, 2.540%, 6/15/2038	418,679

	Texas-0.2%
500,000	Round Rock Transportation & Economic Development Corp., 3.000%, 8/15/2039	386,909

	Virginia-0.6%
1,395,000	Virginia Housing Development Authority, 3.050%, 8/1/2038	1,082,277

	West Virginia-0.5%
1,000,000	Wheeling Municipal Building Commission, 5.558%, 8/1/2037	957,409
TOTAL TAXABLE MUNICIPAL BONDS
(Cost $15,923,308)		13,015,184

SHORT TERM INVESTMENTS-5.0%
	Mutual Funds-5.0%
9,063,091	Federated Hermes Government Obligations Fund, Premier Class, 7-Day Yield 5.279% (at net asset value)	9,063,091
TOTAL SHORT TERM INVESTMENTS
(Cost $9,063,091)		9,063,091

TOTAL INVESTMENTS-99.8%
(Cost $193,556,239)		182,241,552
OTHER ASSETS AND LIABILITIES-NET(3)-0.2%		310,926
NET ASSETS-100.0%		$182,552,478

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Annual Report | December 31, 2023	39

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2023

Reference Rates:

1D US SOFR - 1 Day SOFR as of December 31, 2023 was 5.31%

1M SOFR - 1 Month SOFR as of December 31, 2023 was 5.35%

(1)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of December 31, 2023 is based on the reference rate plus the displayed spread as of the security’s last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(2)	Is Zero Coupon
(3)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets as of December 31, 2023.

See Notes to Financial Statements which are an integral part of the Financial Statements.

40	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2023 (Unaudited)	WesMark West Virginia Municipal Bond Fund

As of December 31, 2023, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
NON-TAXABLE MUNICIPAL BONDS	99.0%
SHORT TERM INVESTMENTS(2)	0.5%
OTHER ASSETS AND LIABILITIES - NET(3)	0.5%
TOTAL NET ASSETS	100.0%

Years to Maturity of Municipal Bonds	Percentage of Total Net Assets
Less than 1 Year	0.0%
1-3 Years	3.9%
3-5 Years	7.3%
5-10 Years	39.9%
10 Years or Greater	47.9%
Short Term Investments(2)	0.5%
Other Assets and Liabilities - Net(3)	0.5%
TOTAL	100.0%

S&P Ratings of Municipal Bonds as Percentage of Total Net Assets(4)
AAA	4.9%
AA	91.5%
A	0.6%
Not rated by S&P	2.0%
Short Term Investments(2)	0.5%
Other Assets and Liabilities - Net(3)	0.5%
TOTAL PORTFOLIO VALUE	100.0%

Moody’s Ratings of Municipal Bonds as

Percentage of Total Net Assets(4)

Aaa	4.3%
Aa2	0.0%
Aa3	2.8%
A1	1.1%
A2	62.3%
Not rated by Moody’s	28.5%
Short Term Investments(2)	0.5%
Other Assets and Liabilities - Net(3)	0.5%
TOTAL PORTFOLIO VALUE	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.
(4)	These tables depict the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s (S&P) and Moody’s Investors Service (Moody’s), each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the “Not rated by…” category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund’s Statement of Additional Information. Holdings that are rated only by a different NRSRO than the one identified have been included in the “Not rated by…” category. Of the portfolio’s total investments, 15.25% do not have long-term ratings by either of these NRSROs.

Annual Report | December 31, 2023	41

Portfolio of Investments
WesMark West Virginia Municipal Bond Fund	December 31, 2023

Shares/Principal Amount		Value
NON-TAXABLE MUNICIPAL BONDS-99.0%
	West Virginia-99.0%
$1,000,000	Berkeley County Board of Education, 4.000%, 6/1/2037	$1,059,906
	Berkeley County Building Commission:
580,000	2.000%, 6/1/2035	482,174
750,000	2.000%, 6/1/2040	539,452
400,000	4.000%, 6/1/2040	406,171
1,500,000	Berkeley County Public Service Sewer District, 4.500%, 10/1/2032	1,500,636
	Berkeley County, West Virginia, Public Service District Revenue Bonds:
370,000	Series C, 3.000%, 12/1/2029	365,187
450,000	Series C, 3.400%, 12/1/2034	440,946
585,000	Series D, 3.000%, 12/1/2025	585,975
380,000	Berkeley County, West Virginia, Public Service District Water Revenue Bonds, Series A, 4.500%, 12/1/2033	380,397
	Berkeley County, West Virginia, Public Service Sewer District Revenue Bonds:
275,000	5.000%, 6/1/2027	288,884
950,000	5.000%, 6/1/2028	998,189
655,000	5.000%, 6/1/2029	687,756
620,000	Series A, 5.300%, 3/1/2029	621,487
950,000	Brooke County Building Commission, 3.000%, 12/1/2036	907,840
965,000	Brooke County, West Virginia, Board of Education General Obligation Unlimited Bonds, 3.000%, 6/1/2027	959,665
2,000,000	Cabell County Board of Education, 2.000%, 6/1/2033	1,751,237
265,000	City of Buckhannon, West Virginia, Commercial Development Revenue Bonds, Series A, 3.700%, 12/1/2028	250,595
595,000	City of Buckhannon, West Virginia, Waterworks Revenue Bonds, Series A, 4.000%, 3/1/2029	595,110
	City of Charles Town WV Waterworks & Sewerage System Revenue:
400,000	2.250%, 6/1/2035	336,771
315,000	3.000%, 6/1/2041	275,417
Shares/Principal Amount		Value
	City of Charles Town, West Virginia, Waterworks & Sewage System Revenue Bonds:
$620,000	Series A, 4.000%, 3/1/2029	$636,793
310,000	Series B, 4.000%, 6/1/2031	318,194
	City of Charleston, West Virginia, Sewage System Revenue Bonds:
310,000	4.000%, 7/1/2031	317,337
275,000	4.000%, 7/1/2032	280,861
300,000	City of Clarksburg WV Water Revenue, 2.000%, 6/1/2034	248,222
	City of Saint Albans, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
170,000	Series A, 4.250%, 6/1/2026	170,053
600,000	Series B, 4.000%, 12/1/2027	600,117
	City of Wheeling WV Waterworks & Sewerage System Revenue:
500,000	4.000%, 6/1/2035	533,612
500,000	4.000%, 6/1/2036	529,937
	Claywood Park Public Service District WV Water Revenue:
950,000	3.000%, 11/1/2036	884,541
680,000	3.000%, 11/1/2041	577,990
	Claywood Park Public Service District, West Virginia, Water Revenue Bonds:
110,000	Series C, 3.200%, 11/1/2029	109,171
225,000	Series C, 3.400%, 11/1/2031	223,192
380,000	Corporation of Shepherdstown, West Virginia, Water Revenue Bonds, 3.300%, 3/1/2032	376,446
	Fayette County Board of Education:
545,000	2.250%, 10/1/2030	490,684
500,000	2.000%, 10/1/2031	438,866
640,000	2.250%, 10/1/2032	562,426
565,000	2.500%, 10/1/2033	506,709
750,000	Greenbrier County Public Service, Series A, 5.000%, 10/1/2037	844,027
	Hampshire County, West Virginia, Building Commission Revenue Bonds:
355,000	Series A, 3.000%, 1/1/2029	332,265
380,000	Series A, 3.000%, 1/1/2031	348,413
1,660,000	Series A, 4.250%, 1/1/2035	1,669,189
2,265,000	Hancock, WV, 3.250%, 5/1/2036(1)(2)	2,252,848

42	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2023	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
$1,000,000	Harrison County Building Commission, 3.500%, 10/1/2035	$917,598
3,000,000	Jefferson County Board of Education, 2.000%, 6/1/2036	2,463,980
850,000	Lewis County Building Commission, 4.750%, 2/1/2038	853,085
1,910,000	Mason County Public Service District Water Revenue, 3.000%, 12/1/2036	1,825,042
2,320,000	Monongalia County Building Commission, 2.000%, 2/1/2034	2,025,735
	Morgantown Utility Board, Inc.:
500,000	3.250%, 12/1/2032	503,810
500,000	4.000%, 12/1/2034	539,009
1,500,000	3.000%, 12/1/2040	1,346,612
1,430,000	Morgantown, West Virginia, Combined Utility System Revenue Bonds, Series A, 3.500%, 12/1/2035	1,450,920
200,000	Morgantown, West Virginia, Combined Utility System Revenue Bonds, Series A, 3.750%, 10/1/2032	199,999
	Morgantown, West Virginia, Utility Board Revenue Bonds:
1,000,000	Series A, 4.000%, 12/1/2029	1,033,344
1,210,000	Series A, 4.000%, 12/1/2030	1,247,606
1,000,000	Series A, 4.000%, 12/1/2031	1,028,376
1,030,000	Moundsville Building Commission, 4.000%, 8/1/2037	1,008,819
	Ohio County Board of Education:
3,000,000	3.000%, 6/1/2033	2,961,969
635,000	3.000%, 6/1/2034	625,230
500,000	Putnam County Building Commission, 4.000%, 5/1/2037	528,003
	Putnam Public Service District:
1,000,000	4.000%, 12/1/2039	972,664
1,150,000	3.000%, 11/1/2040	1,033,819
1,000,000	3.000%, 4/1/2041	887,769
1,000,000	3.000%, 6/1/2041	888,611
1,000,000	3.625%, 12/1/2045	873,194
1,000,000	Raleigh County Public Service District, 3.000%, 6/1/2037	946,631
880,000	Salem, West Virginia Sewer Revenue Bonds, Series A, 4.000%, 12/1/2032	880,228
	State of West Virginia:
500,000	5.000%, 6/1/2033	551,018
500,000	5.000%, 6/1/2035	548,650
Shares/Principal Amount		Value
$1,000,000	5.000%, 12/1/2040	$1,073,833
795,000	Wayne County, West Virginia, Board of Education General Obligation Unlimited Bonds, 3.000%, 6/1/2026	795,687
500,000	West Virginia Commissioner Of Highways Special Obligation Surface Transportation Improvements Bonds, Series A, 5.000%, 9/1/2029	540,382
670,000	West Virginia Economic Development Authority Lease Revenue Bonds (Clarksburg Office Building), 3.500%, 6/1/2030	673,600
1,650,000	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building & Parking Lot), Series A, 4.750%, 8/1/2029	1,652,217
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building):
310,000	Series C, 3.500%, 6/1/2030	311,666
600,000	Series D, 3.250%, 6/1/2028	603,035
355,000	Series D, 3.500%, 6/1/2030	356,908
1,000,000	West Virginia Economic Development Authority Lottery Revenue Bonds, Series A, 5.000%, 7/1/2032	1,076,031
100,000	West Virginia Higher Education Policy Commission, 4.000%, 4/1/2034	100,035
	West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities):
1,730,000	5.000%, 7/1/2034	1,845,723
400,000	Series B, 3.600%, 4/1/2027	400,087
1,000,000	West Virginia Hospital Finance Authority Revenue Bonds (ARCs Improvement), Series D, 4.000%, 6/1/2029	1,021,793
585,000	West Virginia Hospital Finance Authority Revenue Bonds (West Virginia University Health System), Series A, 3.375%, 6/1/2029	588,751
	West Virginia Housing Development Fund:
1,100,000	3.450%, 11/1/2030	1,102,996
500,000	2.000%, 11/1/2032	420,339
1,500,000	3.700%, 11/1/2032	1,502,755

Annual Report | December 31, 2023	43

Portfolio of Investments
WesMark West Virginia Municipal Bond Fund	December 31, 2023

Shares/Principal Amount		Value
$375,000	3.800%, 5/1/2034	$377,571
500,000	3.375%, 11/1/2034	497,418
370,000	3.850%, 11/1/2034	372,012
500,000	4.375%, 5/1/2035	526,303
800,000	2.050%, 11/1/2035	688,474
575,000	3.800%, 11/1/2037	568,096
1,500,000	4.150%, 11/1/2038	1,556,390
1,000,000	4.150%, 11/1/2038	1,037,593
500,000	4.450%, 11/1/2043	510,427
	West Virginia School Building Authority Lottery Revenue Capital Improvement Bonds:
515,000	Series A, 5.000%, 7/1/2026	515,742
535,000	Series A, 5.000%, 7/1/2027	535,759
300,000	West Virginia State Bonds, Series A, 3.250%, 6/1/2033	301,141
500,000	West Virginia State Economic Development Authority Lottery Revenue Bonds, 3.000%, 6/15/2031	499,360
500,000	West Virginia State Hospital Finance Authority Refunding West Virginia United Health System, Series A, 4.000%, 6/1/2034	505,024
500,000	West Virginia State Housing Development Fund Revenue Bonds, Series A, 3.450%, 11/1/2033	500,742
770,000	West Virginia State University Revenues Revenue Bonds, Series A, 5.250%, 4/1/2028	804,560
1,000,000	West Virginia University, 4.000%, 10/1/2037	1,027,886
500,000	West Virginia Water Development Authority, 4.000%, 10/1/2041	501,229
500,000	West Virginia Water Development Authority Infrastructure Revenue Bonds, Series A, 5.000%, 10/1/2032	526,380
2,605,000	West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program), Series A, 5.000%, 10/1/2029	2,755,145
Shares/Principal Amount		Value
	West Virginia Water Development Authority Revenue Bonds (Loan Program II):
$650,000	Series A-II, 5.000%, 11/1/2026	$692,482
800,000	Series A-II, 3.000%, 11/1/2027	803,301
300,000	Series A-II, 3.125%, 11/1/2028	302,742
725,000	Series B-II, 4.000%, 11/1/2025	725,589
250,000	West Virginia Water Development Authority Revenue Bonds (Loan Program IV), Series A-IV, 5.000%, 11/1/2033	272,341
500,000	West Virginia, State Parkways Authority Senior Turnpike Toll Revenue Bonds, 5.000%, 6/1/2033	550,579
1,000,000	Wood County, West Virginia, Board of Education Public School General Obligation Unlimited Bonds, 3.000%, 6/1/2029	1,007,923
860,000	Wood County, West Virginia, Building Commission Lease Revenue Bonds, 4.000%, 1/1/2032	795,852
		88,651,308
TOTAL NON-TAXABLE MUNICIPAL BONDS
(Cost $92,473,336)		88,651,308

SHORT TERM INVESTMENTS-0.5%
	Mutual Funds-0.5%
473,409	Federated Hermes Government Obligations Fund, Premier Class, 7-Day Yield 5.279% (at net asset value)	473,409

TOTAL SHORT TERM INVESTMENTS
(Cost $473,409)		473,409

TOTAL INVESTMENTS-99.5%
(Cost $92,946,745)		89,124,717
OTHER ASSETS AND LIABILITIES-NET(3)-0.5%		457,392
NET ASSETS-100.0%		$89,582,109

44	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2023	WesMark West Virginia Municipal Bond Fund

(1)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of December 31, 2023 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(2)	Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, these securities amounted to a value of $2,252,848 or 2.51% of net assets. These Securities have been determined to be liquid pursuant to procedures adopted by the board.

(3)	Assets, other than investments in securities, less liabilities.

Note - The categories of investments are shown as a percentage of net assets as of December 31, 2023.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2023	45

Portfolio of Investments Summary Table
WesMark Tactical Opportunity Fund	December 31, 2023 (Unaudited)

As of December 31, 2023, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
EXCHANGE TRADED FUNDS (ETF)	93.6%
SHORT TERM INVESTMENTS(2)	6.3%
OTHER ASSETS AND LIABILITIES - NET(3)	0.1%
TOTAL NET ASSETS	100.0%

As of December 31, 2023, the Fund’s Category composition(4) was as follows:

Category Composition	Percentage of Total Net Assets
Broad Domestic Fixed Income	42.2%
U.S. Sector Focused Equity	12.2%
U.S. Value Company Focused Equity	10.3%
Broad Domestic Equity	9.9%
Commodities	8.7%
U.S. Small and Mid Cap Equity	7.1%
International (ex. U.S.) Equity	3.2%
ETF Portfolio Sub-Total	93.6%
Short Term Investments(2)	6.3%
Other Assets and Liabilities - Net(3)	0.1%
Total Net Assets	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2)	Short Term Investments include investment in a money market mutual fund.

(3)	Assets, other than investments in securities, less liabilities.

(4)	Securities are assigned to a category classification by the Fund’s advisor.

46	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2023	WesMark Tactical Opportunity Fund

Shares/Principal Amount		Value
EXCHANGE TRADED FUNDS-93.6%
BROAD DOMESTIC EQUITY-9.9%
9,293	SPDR S&P 500® ETF Trust	$4,417,056

TOTAL BROAD DOMESTIC EQUITY		4,417,056

BROAD DOMESTIC FIXED INCOME-42.2%
47,058	iShares® 1-3 Year Treasury Bond ETF	3,860,638
27,601	iShares® iBoxx $ High Yield Corporate Bond ETF	2,136,042
59,038	iShares® iBoxx $ Investment Grade Corporate Bond ETF	6,533,145
63,952	iShares® Core U.S. Aggregate Bond ETF	6,347,236

TOTAL BROAD DOMESTIC FIXED INCOME		18,877,061

COMMODITIES-8.7%
114,537	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	1,523,342
12,476	SPDR® Gold Shares(1)	2,385,037

TOTAL COMMODITIES		3,908,379

INTERNATIONAL (EX. U.S.) EQUITY-3.2%
27,835	iShares® MSCI ACWI ex U.S. ETF	1,420,699

TOTAL INTERNATIONAL (EX. U.S.) EQUITY		1,420,699

U.S. SECTOR FOCUSED EQUITY-12.2%
14,252	Consumer Staples Select Sector SPDR® Fund	1,026,571
12,894	Energy Select Sector SPDR® Fund	1,081,033
29,478	Financial Select Sector SPDR® Fund	1,108,373
7,906	Health Care Select Sector SPDR® Fund	1,078,220
10,326	Industrial Select Sector SPDR® Fund	1,177,061

TOTAL U.S. SECTOR FOCUSED EQUITY		5,471,258

U.S. SMALL AND MID CAP EQUITY-7.1%
15,910	iShares® Russell 2000® ETF	3,193,296

TOTAL U.S. SMALL AND MID CAP EQUITY		3,193,296

U.S. VALUE COMPANY FOCUSED EQUITY-10.3%
42,341	Vanguard® Mega Cap Value ETF	4,630,835
Shares/Principal Amount	Value

TOTAL U.S. VALUE COMPANY FOCUSED EQUITY	$4,630,835

TOTAL EXCHANGE TRADED FUNDS
(Cost $37,826,291)	41,918,584

SHORT TERM INVESTMENTS-6.3%
Mutual Funds-6.3%
2,798,565	Federated Hermes Government Obligations Fund, Premier Class, 7-Day Yield 5.279% (at net asset value)	2,798,565

TOTAL SHORT TERM INVESTMENTS
(Cost $2,798,565)	2,798,565

TOTAL INVESTMENTS-99.9%
(Cost $40,624,856)	44,717,149
OTHER ASSETS AND LIABILITIES-NET(2)-0.1%	53,017
NET ASSETS-100.0%	$44,770,166

(1)	Non-income producing security.

(2)	Assets, other than investments in securities, less liabilities.

Note - The categories of investments are shown as a percentage of net assets as of December 31, 2023.

Investment Abbreviations:

SPDR - Standard and Poor’s Depository Receipt

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2023	47

Statements of Assets and Liabilities
December 31, 2023

	WesMark Small Company Fund	WesMark Large Company Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund	WesMark Tactical Opportunity Fund
ASSETS:

Investments in securities, at value (cost - see below)	$110,171,172	$316,809,346	$98,172,295	$182,241,552	$89,124,717	$44,717,149
Cash	28,602	124,964	7,463	12,250	–	–

RECEIVABLE FOR:
Dividends and interest	74,551	160,746	443,281	1,009,287	663,655	28,617
Fund shares sold	82,319	10,304	18,891	74,385	18,902	52,000
Prepaid expenses	4,455	22,901	10,992	13,562	10,615	13,432
Total Assets	110,361,099	317,128,261	98,652,922	183,351,036	89,817,889	44,811,198

LIABILITIES:

PAYABLE FOR:
Investments purchased	649,943	2,746,868	–	–	–	–
Fund shares redeemed	3,508	43,873	477	184,149	809	–
Income distribution payable	–	–	–	551,691	181,891	–
Fund Accounting and Administration fees	19,387	34,043	22,459	31,311	24,186	13,639
Audit, Tax, and Legal expenses	18,846	18,846	18,846	18,846	18,846	18,846
Shareholder services fee (Note 5)	2,894	7,524	844	2,226	1,190	604
Transfer agency expenses	6,322	10,935	7,633	6,371	4,522	3,832
Registration expenses	210	–	–	–	–	–
Printing and Postage expenses	4,001	3,675	4,047	3,752	4,124	3,899
Chief compliance officer fees	212	212	212	212	212	212
Other accrued liabilities and expenses	–	1	100	–	–	–
Total Liabilities	705,323	2,865,977	54,618	798,558	235,780	41,032
Net Assets	$109,655,776	$314,262,284	$98,598,304	$182,552,478	$89,582,109	$44,770,166

NET ASSETS CONSIST OF:

Paid-in capital	$69,669,426	$123,216,357	$71,141,744	$230,843,855	$93,487,909	$42,294,503
Total distributable earnings (accumulated losses)	39,986,350	191,045,927	27,456,560	(48,291,377)	(3,905,801)	2,475,663
Net Assets	$109,655,776	$314,262,284	$98,598,304	$182,552,478	$89,582,108	$44,770,166

Shares Outstanding, No Par Value, Unlimited Shares Authorized	8,313,341	14,531,870	7,499,394	22,989,620	9,064,558	4,066,738
Net asset value, offering price & redemption price per share	$13.19	$21.63	$13.15	$7.94	$9.88	$11.01
Investments, at identified cost	$70,801,358	$137,196,761	$71,091,804	$193,556,239	$92,946,745	$40,624,856

See Notes to Financial Statements which are an integral part of the Financial Statements.

48	www.wesmarkfunds.com

Statements of Operations
For the Year Ended December 31, 2023

	WesMark Small Company Fund	WesMark Large Company Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund	WesMark Tactical Opportunity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes*	$1,275,530	$4,394,316	$1,735,764	$139,928	$–	$1,109,380
Interest	292,817	417,104	1,454,523	7,544,505	2,914,672	112,748
Total Investment Income	1,568,347	4,811,420	3,190,287	7,684,433	2,914,672	1,222,128
EXPENSES:
Investment adviser fee (Note 5)	753,704	2,265,548	737,064	1,082,438	555,848	314,770
Fund Accounting and
Administration fees (Note 5)	107,860	215,327	121,325	180,475	122,739	75,522
Custodian fees (Note 5)	19,633	38,278	17,347	26,584	15,732	10,609
Transfer agency expenses (Note 5)	29,896	47,903	35,834	29,710	22,718	19,992
Trustees’ fees and expenses (Note 8)	26,676	49,058	26,616	35,984	26,039	20,250
Audit and tax expenses	12,923	11,951	12,923	12,923	12,923	12,923
Legal expenses	14,497	14,497	14,497	14,497	30,313	14,497
Shareholder services fee (Note 5)	230,177	689,279	224,214	411,556	213,080	96,291
Registration expenses	11,086	8,524	9,483	9,538	5,084	7,790
Printing and Postage expenses	8,388	10,738	8,872	8,897	6,464	6,190
Insurance premiums	5,294	16,597	5,435	10,519	5,158	2,248
Miscellaneous fees	3,595	11,080	3,658	6,663	3,354	1,484
Expenses	1,223,729	3,378,780	1,217,268	1,829,784	1,019,452	582,566
Net Investment Income	344,618	1,432,640	1,973,019	5,854,649	1,895,220	639,562
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	6,643,343	33,482,556	2,404,833	(19,936,600)	(84,646)	(179,528)
Net change in unrealized appreciation (depreciation) of investments	11,456,677	25,550,732	373,808	18,708,493	2,106,308	2,456,577
Net realized and unrealized gain (loss) on investments	18,100,020	59,026,001	2,778,154	(1,228,107)	2,021,662	2,277,049
Net Increase in Net Assets Resulting from Operations	$18,444,638	$60,465,928	$4,751,660	$4,626,542	$3,916,882	$2,916,611
*Foreign tax withholding	$–	$31,645	$–	$–	$–	$–

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2023	49

Statements of Changes in Net Assets

	WesMark Small Company Fund		WesMark Large Company Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income (loss)	$344,618	$(45,024)	$1,432,640	$1,093,149
Net realized gain	6,643,343	1,351,070	33,482,556	25,054,442
Net change in unrealized appreciation (depreciation)	11,456,677	(25,939,505)	25,550,732	(111,212,475)
Net increase (decrease) in net assets resulting from operations	18,444,638	(24,633,459)	60,465,928	(85,064,884)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From distributable earnings	(6,371,428)	(5,747,960)	(23,307,125)	(34,280,806)
From tax return of capital	–	–	–	(206,360)
Decrease in net assets from distributions to shareholders	(6,371,428)	(5,747,960)	(23,307,125)	(34,487,166)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	11,594,119	14,506,618	13,465,804	26,967,402
Shares issued in reinvestment of distributions	1,234,669	1,264,805	6,769,137	9,666,123
Cost of shares redeemed	(10,172,347)	(10,200,963)	(31,760,296)	(31,225,912)
Net increase (decrease) resulting from beneficial interest transactions	2,656,441	5,570,461	(11,525,355)	5,407,613
Net Increase (Decrease) in Net Assets	14,729,651	(24,810,959)	25,633,448	(114,144,437)

NET ASSETS:
Beginning of Year	94,926,125	119,737,084	288,628,836	402,773,273
End of Year	$109,655,776	$94,926,125	$314,262,284	$288,628,836

See Notes to Financial Statements which are an integral part of the Financial Statements.

50	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark Balanced Fund		WesMark Government Bond Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$1,973,109	$1,472,965	$5,854,649	$3,203,653
Net realized gain (loss)	2,404,833	948,209	(19,936,600)	(13,548,640)
Net change in unrealized appreciation (depreciation)	373,808	(10,951,819)	18,708,493	(30,213,726)
Net increase (decrease) in net assets resulting from operations	4,751,660	(8,530,645)	4,626,542	(40,558,713)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From distributable earnings	(4,637,257)	(3,806,929)	(5,960,206)	(3,641,903)
Decrease in net assets from distributions to shareholders	(4,637,257)	(3,806,929)	(5,960,206)	(3,641,903)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	10,122,385	6,615,483	22,244,916	20,202,558
Shares issued in reinvestment of distributions	757,350	663,944	446,257	295,564
Cost of shares redeemed	(11,866,048)	(17,324,069)	(26,306,097)	(31,529,222)
Net decrease resulting from beneficial interest transactions	(986,313)	(10,044,643)	(3,614,924)	(11,031,100)
Net Decrease in Net Assets	(871,910)	(22,382,216)	(4,948,588)	(55,231,716)

NET ASSETS:
Beginning of Year	99,470,214	121,852,431	187,501,066	242,732,782
End of Year	$98,598,304	$99,470,215	$182,552,478	$187,501,066

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2023	51

Statements of Changes in Net Assets

	WesMark West Virginia Municipal Bond Fund		WesMark Tactical Opportunity Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$1,895,220	$1,864,450	$639,562	$563,799
Net realized gain (loss)	(84,646)	9,879	(179,528)	(1,782,542)
Net change in unrealized appreciation (depreciation)	2,106,308	(10,726,622)	2,456,577	(4,791,263)
Net increase (decrease) in net assets resulting from operations	3,916,882	(8,852,293)	2,916,611	(6,010,006)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From distributable earnings	(1,894,987)	(1,873,967)	(362,269)	(1,148,896)
Decrease in net assets from distributions to shareholders	(1,894,987)	(1,873,967)	(362,269)	(1,148,896)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	4,305,299	4,643,330	5,018,229	4,455,499
Shares issued in reinvestment of distributions	234,375	254,666	4,362	15,188
Cost of shares redeemed	(12,576,715)	(13,272,479)	(3,938,959)	(4,158,682)
Net increase (decrease) resulting from beneficial interest transactions	(8,037,041)	(8,374,483)	1,083,632	312,004
Net Increase (Decrease) in Net Assets	(6,015,146)	(19,100,743)	3,637,974	(6,846,897)

NET ASSETS:
Beginning of Year	95,597,255	114,697,998	41,132,192	47,979,089
End of Year	$89,582,109	$95,597,255	$44,770,166	$41,132,192

See Notes to Financial Statements which are an integral part of the Financial Statements.

52	www.wesmarkfunds.com

Financial Highlights
WesMark Small Company Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$11.71	$15.66	$16.12	$12.79	$10.63
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.06	0.00 (1)	(0.07)	(1.36)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.20	(3.22)	3.64	6.01	2.21
Total from Investment Operations	2.26	(3.22)	3.57	4.65	2.16

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.04)	–	–	–	–
From Net Realized Gain on Investments	(0.74)	(0.73)	(4.03)	(1.32)	–
Total Distributions	(0.78)	0.73	(4.03)	(1.32)	–
Net Asset Value, End of Year	$13.19	$11.71	$15.66	$16.12	$12.79

Total Return	19.46%	(20.56)%	23.23%	36.61%	20.32%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.22%	1.24%	1.23%	1.27%	1.26%
Net Investment Income/(Loss)	0.34%	(0.04)%	(0.47)%	(0.37)%	(0.46)%
Net Assets Value End of Year (000 omitted)	$109,656	$94,926	$119,737	$116,105	$96,185
Portfolio Turnover Rate	48%	52%	42%	52%	50%

(1)	Less than $0.005 per share.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2023	53

Financial Highlights
WesMark Large Company Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$19.12	$27.41	$23.41		$19.95	$16.80
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.11	0.09	(0.02)		(1.66)	0.04
Net Realized and Unrealized Gain (Loss) on Investments	4.06	(5.93)	6.08		6.89	4.40
Total from Investment Operations	4.17	(5.84)	6.06		5.23	4.44

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.10)	(0.09)	(0.00	)(1)	(0.02)	(0.04)
From Net Realized Gain on Investments	(1.56)	(2.35)	(2.06)		(1.75)	(1.25)
From Tax Return of Capital	–	(0.01)	–		–	–
Total Distributions	(1.66)	(2.45)	(2.06)		(1.77)	(1.29)
Net Asset Value, End of Year	$21.63	$19.12	$27.41		$23.41	$19.95

Total Return	21.94%	(21.42)%	26.06%		26.31%	26.53%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.12%	1.13%	1.12%		1.14%	1.14%
Net Investment Income/(Loss)	0.48%	0.33%	(0.09)%		0.07%	0.23%
Net Assets Value End of Year (000 omitted)	$314,262	$288,629	$402,773		$364,086	$331,238
Portfolio Turnover Rate	24%	34%	14%		27%	55%

(1)	Less than $0.005 per share.

See Notes to Financial Statements which are an integral part of the Financial Statements.

54	www.wesmarkfunds.com

Financial Highlights
WesMark Balanced Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$13.13	$14.68	$13.45	$13.31	$11.77
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.27	0.19	0.16	(0.08)	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.37	(1.24)	1.96	0.72	2.14
Total from Investment Operations	0.64	(1.05)	2.12	0.64	2.37

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.27)	(0.22)	(0.17)	(0.22)	(0.23)
From Net Realized Gain on Investments	(0.35)	(0.28)	(0.72)	(0.28)	(0.60)
Total Distributions	(0.62)	(0.50)	(0.89)	(0.50)	(0.83)
Net Asset Value, End of Year	$13.15	$13.13	$14.68	$13.45	$13.31

Total Return	4.98%	(7.19)%	15.85%	5.05%	20.30%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.24%	1.24%	1.25%	1.27%	1.25%
Net Investment Income	2.01%	1.36%	1.03%	1.66%	1.74%
Net Assets Value End of Year (000 omitted)	$98,598	$99,470	$121,852	$114,766	$112,171
Portfolio Turnover Rate	24%	18%	23%	29%	31%

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2023	55

Financial Highlights
WesMark Government Bond Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$7.99	$9.81	$10.08	$9.93	$9.68
Income (Loss) from Investment Operations:
Net Investment Income	0.25	0.13	0.07	0.11	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(0.04)	(1.80)	(0.21)	0.23	0.27
Total from Investment Operations	0.21	(1.67)	(0.14)	0.34	0.46

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.26)	(0.15)	(0.13)	(0.19)	(0.21)
Total Distributions	(0.26)	(0.15)	(0.13)	(0.19)	(0.21)
Net Asset Value, End of Year	$7.94	$7.99	$9.81	$10.08	$9.93

Total Return	2.71%	(17.11)%	(1.35)%	3.46%	4.75%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.01%	1.01%	1.02%	1.03%	1.01%
Net Investment Income	3.24%	1.51%	0.72%	1.09%	1.72%
Net Assets Value End of Year (000 omitted)	$182,552	$187,501	$242,733	$232,565	$231,959
Portfolio Turnover Rate	72%	56%	40%	51%	37%

See Notes to Financial Statements which are an integral part of the Financial Statements.

56	www.wesmarkfunds.com

Financial Highlights
WesMark West Virginia Municipal Bond Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$9.67	$10.69		$10.84	$10.67		$10.38
Income (Loss) from Investment Operations:
Net Investment Income	0.20	0.18		0.17	0.18		0.20
Net Realized and Unrealized Gain (Loss) on Investments	0.21	(1.02)		(0.13)	0.18		0.30
Total from Investment Operations	0.41	(0.84)		0.04	0.36		0.50

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.20)	(0.18)		(0.17)	(0.19)		(0.21)
From Net Realized Gain on Investments	–	(0.00	)(1)	(0.02)	(0.00	)(1)	(0.00	)(1)
Total Distributions	(0.20)	(0.18)		(0.19)	(0.19)		(0.21)
Net Asset Value, End of Year	$9.88	$9.67		$10.69	$10.84		$10.67

Total Return	4.29%	(7.84)%		0.43%	3.48%		4.83%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.10%	1.10%		1.11%	1.10%		1.08%
Net Investment Income	2.05%	1.84%		1.61%	1.81%		1.94%
Net Assets Value End of Year (000 omitted)	$89,582	$95,597		$114,698	$119,454		$117,868
Portfolio Turnover Rate	6%	9%		15%	10%		9%

(1)	Less than $0.005 per share.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2023	57

Financial Highlights
WesMark Tactical Opportunity Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$10.37	$12.16	$11.95	$11.25	$10.01
Income (Loss) from Investment Operations:
Net Investment Income	0.16	0.14	0.19	0.04	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.57	(1.64)	1.45	0.91	1.56
Total from Investment Operations	0.73	(1.50)	1.64	0.95	1.66

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.09)	(0.02)	(0.13)	(0.04)	(0.11)
From Net Realized Gain on Investments	–	(0.07)	(1.30)	(0.21)	(0.31)
Total Distributions	(0.09)	(0.29)	(1.43)	(0.25)	(0.42)
Net Asset Value, End of Year	$11.01	$10.37	$12.16	$11.95	$11.25

Total Return	7.10%	(12.38)%	13.94%	8.48%	16.61%

RATIOS TO AVERAGE NET ASSETS

Net Expenses(1)	1.39%	1.43%	1.44%	1.50%	1.46%
Net Investment Income(1)(2)	1.52%	1.29%	1.45%	0.36%	0.91%
Net Assets Value End of Year (000 omitted)	$44,770	$41,132	$47,979	$45,762	$41,452
Portfolio Turnover Rate	39%	85%	78%	169%	152%

(1)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying investment companies in which the Fund invests.
(2)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See Notes to Financial Statements which are an integral part of the Financial Statements.–

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Notes to Financial Statements
December 31, 2023

1. ORGANIZATION

WesMark Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios (individually referred to as the “Fund”, or collectively as the “Funds”), which are presented herein:

Portfolio Name	Diversification	Investment Objective
WesMark Small Company Fund (“Small Company Fund”)	Diversified	To achieve capital appreciation
WesMark Large Company Fund (“Large Company Fund”)	Diversified	To achieve capital appreciation
WesMark Balanced Fund (“Balanced Fund”)	Diversified	To achieve capital appreciation and income
WesMark Government Bond Fund (“Government Bond Fund”)	Diversified	To achieve high current income consistent with preservation of capital
WesMark West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”)	Non-diversified	To achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia
WesMark Tactical Opportunity Fund (“Tactical Opportunity Fund”)	Diversified	To achieve capital appreciation

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

The accompanying financial statements were prepared in accordance with GAAP in the United States, which require the use of estimates made by management of the Funds. Actual results could differ from those estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codifications Topic 946 Financial Services - Investment Companies.

Investment Valuation – In calculating their net asset value (NAV), the Funds generally value investments as follows:

››	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
››	Fixed-income securities acquired with remaining maturities greater than 60 days are valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).

››	Fixed-income securities acquired with remaining maturities of 60 days or less may be valued using price evaluations provided by a pricing service approved by the Trustees. They may also be valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates value.
››	Options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.

››	Shares of other mutual funds are valued based upon their reported NAVs.

If the Funds cannot obtain a price or price evaluation from a pricing service for an investment, the Funds may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Funds use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could purchase or sell an investment at the price used to calculate the Funds’ NAVs.

Annual Report | December 31, 2023	59

Notes to Financial Statements
December 31, 2023

Fair Valuation and Significant Events Procedures – The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. The Funds normally use mean evaluations (a price evaluation indicative of a price between the bid and asked prices for an investment) for fixed-income securities. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

››	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

››	With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets; and

››	Corporate announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation approach used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation approach. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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Notes to Financial Statements
December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing the Funds’ investments carried at fair value:

Small Company Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$106,684,730	$–	$–	$106,684,730
Exchange Traded Funds	2,216,527	–	–	2,216,527
Short Term Investments	1,269,915	–	–	1,269,915
Total	$110,171,172	$–	$–	$110,171,172

Large Company Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$308,725,943	$–	$–	$308,725,943
Short Term Investments	8,083,403	–	–	8,083,403
Total	$316,809,346	$–	$–	$316,809,346

Balanced Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$59,367,129	$–	$–	$59,367,129
Corporate Bonds	–	24,787,879	–	24,787,879
U.S. Government Agency - Collateralized Mortgage Obligations	–	547,034	–	547,034
Commercial Mortgage-Backed Securities	–	1,444,561	–	1,444,561
U.S. Government Agency - Mortgage-Backed Securities	–	3,020,299	–	3,020,299
U.S. Treasury Securities	–	6,098,937	–	6,098,937
Taxable Municipal Bonds	–	2,419,981	–	2,419,981
Short Term Investments	486,475	–	–	486,475
Total	$59,853,604	$38,318,691	$–	$98,172,295

Annual Report | December 31, 2023	61

Notes to Financial Statements
December 31, 2023

Government Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$3,655,776	$–	$–	$3,655,776
Corporate Bonds	–	14,676,939	–	14,676,939
U.S. Government Agency - Collateralized Mortgage Obligations	–	39,676,017	–	39,676,017
U.S. Government Agency - Mortgage-Backed Securities	–	72,229,309	–	72,229,309
U.S. Treasury Securities	–	29,925,236	–	29,925,236
Taxable Municipal Bonds	–	13,015,184	–	13,015,184
Short Term Investments	9,063,091	–	–	9,063,091
Total	$12,718,867	$169,522,685	$–	$182,241,552

West Virginia Municipal Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Non-Taxable Municipal Bonds	$–	$88,651,308	$–	$88,651,308
Short Term Investments	473,409	–	–	473,409
Total	$473,409	$88,651,308	$–	$89,124,717

Tactical Opportunity Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$41,918,584	$–	$–	$41,918,584
Short Term Investments	2,798,565	–	–	2,798,565
Total	$44,717,149	$–	$–	$44,717,149

All securities of the Funds were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2023. Thus, a reconciliation of assets in which unobservable inputs (Level 3) were used is not applicable for the Funds.

*	For detailed descriptions of sector and/or geography classifications, see the accompanying Portfolios of Investments.

Investment Income, Expenses and Distributions – Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Trust level expenses are allocated to each Fund based on net assets, equally across all Funds, or to a specific Fund, whichever is deemed most appropriate for a particular expense. Each Fund pays its own expenses.

Distributions of net investment income, if any, for the Small Company Fund, Large Company Fund, and Tactical Opportunity Fund are declared and paid quarterly. Distributions of net investment income for the Balanced Fund are declared and paid monthly, and distributions of net investment income for the Government Bond Fund and West Virginia Municipal Bond Fund are declared daily and paid monthly. Distributions of capital gains, if any, for Small Company Fund, Large Company Fund, Balanced Fund, Government Bond Fund, West Virginia Municipal Bond Fund, and Tactical Opportunity Fund are declared and paid annually.

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Notes to Financial Statements
December 31, 2023

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed-income securities are amortized/accreted over the estimated lives of such securities for financial statement purposes using the effective interest method. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, (the “Code”) and to distribute to shareholders each year substantially all of its income. As of and during the year ended December 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have not incorporated uncertain tax positions that require a provision for income taxes and federal and state taxing authorities.

The Funds may be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income is earned.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Derivative Instruments and Hedging Activities – The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price; 4) possible adverse tax consequences; and 5) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities.

Writing Covered Call Options and Purchasing Put Options

The Funds will not write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable forms without further payment or after segregating cash in the amount of any further payment.

The Funds will not purchase put options on securities unless the securities are held in the Fund’s portfolio.

Annual Report | December 31, 2023	63

Notes to Financial Statements
December 31, 2023

Option contracts (options) - are rights to buy or sell a security for a specified price within a specified period. The seller of the option receives a payment, or premium, from the buyer, which the seller keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the over the counter (OTC) market and may be bought or sold on a wide variety of securities. There were no options held as of or for the year ended December 31, 2023.

A Fund may buy and/or sell the following types of options:

Call Options – A call option gives the holder (buyer) the right to buy the underlying security from the seller (writer) of the option. A Fund may use call options in the following ways:

››	Buy call options on a security in anticipation of an increase in the value of the security; or

››	Sell call options on a security to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying security. If a Fund writes a call option on a security that it owns and that call option is exercised, a Fund must deliver the security to the buyer and foregoes any possible profit from an increase in the market price of the security over the exercise price plus the premium received.

Put Options – A put option gives the holder the right to sell the security to the writer of the option. A Fund may use put options in the following ways:

››	Buy put options on a security in anticipation of a decrease in the value of the security; or

››	Write put options on a security to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the security. In writing puts, there is a risk that a Fund may be required to take delivery of the security when its current market price is lower than the exercise price.

A Fund may also buy or write options, as needed, to close out existing option positions. Finally, a Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the security).

Market Risk – The Funds may incur losses due to political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on economic and market conditions.

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Notes to Financial Statements
December 31, 2023

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Small Company Fund
Shares sold	931,375	1,093,038
Shares issued to shareholders in payment of distributions declared	95,274	108,103
Shares redeemed	(816,551)	(746,313)
Net increase resulting from share transactions	210,098	454,828
Common shares outstanding, end of period	8,313,341	8,103,243

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Large Company Fund
Shares sold	643,610	1,265,300
Shares issued to shareholders in payment of distributions declared	317,619	499,686
Shares redeemed	(1,528,935)	(1,360,580)
Net increase/(decrease) resulting from share transactions	(567,706)	404,406
Common shares outstanding, end of period	14,531,870	15,099,576

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Balanced Fund
Shares sold	775,327	487,554
Shares issued to shareholders in payment of distributions declared	58,117	49,827
Shares redeemed	(910,314)	(1,261,719)
Net decrease resulting from share transactions	(76,870)	(724,338)
Common shares outstanding, end of period	7,499,394	7,576,264

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Government Bond Fund
Shares sold	2,843,550	20,202,558
Shares issued to shareholders in payment of distributions declared	57,071	34,517
Shares redeemed	(3,368,684)	(3,644,043)
Net increase/(decrease) resulting from share transactions	(468,063)	16,593,032
Common shares outstanding, end of period	22,989,620	23,457,683

Annual Report | December 31, 2023	65

Notes to Financial Statements
December 31, 2023

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
West Virginia Municipal Bond Fund
Shares sold	452,772	467,846
Shares issued to shareholders in payment of distributions declared	24,390	25,998
Shares redeemed	(1,297,883)	(1,336,265)
Net decrease resulting from share transactions	(820,721)	(842,421)
Common shares outstanding, end of period	9,064,558	9,885,279

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Tactical Opportunity Fund
Shares sold	474,685	403,019
Shares issued to shareholders in payment of distributions declared	417	1,427
Shares redeemed	(373,408)	(384,362)
Net increase resulting from share transactions	101,694	20,084
Common shares outstanding, end of period	4,066,738	3,965,044

4. FEDERAL TAX INFORMATION AND TAX BASIS

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences were primarily attributable to non-deductible excise taxes paid. For the Funds’ most recent year ended December 31, 2023, permanent differences identified and reclassified among the components of net assets were as follows:

Fund Name	Paid-in Capital	Total Distributable earnings
Small Company Fund	$–	$–
Large Company Fund	$–	$–
Balanced Fund	$–	$–
Government Bond Fund	$–	$–
West Virginia Municipal Bond Fund	$(640)	$640
Tactical Opportunity Fund	$–	$–

For federal income tax purposes, the following amounts apply as of December 31, 2023:

Fund Name	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Income Tax Purposes (includes cost of derivatives)
Small Company Fund	$41,001,328	$(1,631,514)	$39,369,814	$70,801,358
Large Company Fund	$180,506,026	$(1,046,601)	$179,459,425	$137,349,921
Balanced Fund	$28,325,687	$(1,262,979)	$27,062,708	$71,109,587
Government Bond Fund	$683,615	$(12,135,516)	$(11,451,901)	$193,693,453
West Virginia Municipal Bond Fund	$564,927	$(4,386,955)	$(3,822,028)	$92,946,745
Tactical Opportunity Fund	$4,645,449	$(543,815)	$4,101,634	$40,615,515

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Notes to Financial Statements
December 31, 2023

The difference between book and tax basis for unrealized appreciation/(depreciation) for the Funds is attributable to wash sales, deferred dividends, premium amortization accruals, and commodity grantor trusts.

	For Year Ended December 31, 2023
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total
Small Company Fund	$–	$362,902	$6,008,526	$6,371,428
Large Company Fund	$–	$1,427,369	$21,879,756	$23,307,125
Balanced Fund	$–	$2,001,991	$2,635,266	$4,637,257
Government Bond Fund	$–	$5,960,206	$–	$5,960,206
West Virginia Municipal Bond Fund	$1,882,105	$12,882	$–	$1,894,987
Tactical Opportunity Fund	$–	$362,269	$–	$362,269

	For Year Ended December 31, 2022
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Company Fund	$–	$–	$5,747,960	$–	$5,747,960
Large Company Fund	$–	$1,093,149	$33,187,657	$206,360	$34,487,166
Balanced Fund	$–	$1,684,615	$2,122,314	$–	$3,806,929
Government Bond Fund	$–	$3,641,903	$–	$–	$3,641,903
West Virginia Municipal Bond Fund	$1,862,599	$3,899	$7,469	$–	$1,873,967
Tactical Opportunity Fund	$–	$866,192	$282,704	$–	$1,148,896

As of December 31, 2023, the Funds’ most recent year end, the components of distributable earnings on a tax basis was as follows:

Fund Name	Undistributed net investment income	Undistributed tax-exempt income	Accumulated net realized gain (loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation (depreciation) on investments	Total
Small Company Fund	$261,307	$–	$355,229	$–	$39,369,814	$39,986,350
Large Company Fund	$5,271	$–	$11,581,231	$–	$179,459,425	$191,045,927
Balanced Fund	$–	$–	$390,924	$2,928	$27,062,708	$27,456,560
Government Bond Fund	$120,522	$–	$(36,959,998)	$–	$(11,451,901)	$(48,291,377)
West Virginia Municipal Bond Fund	$6	$867	$(84,646)	$–	$(3,822,028)	$(3,905,801)
Tactical Opportunity Fund	$322,503	$–	$(1,948,474)	$–	$4,101,634	$2,475,663

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2023, the following amounts are available as carry forwards to the next tax year:

	Non expiring
Fund Name	ST	LT
Government Bond Fund	$7,458,093	$29,501,905
West Virgina Municipal Bond Fund	$–	$86,646
Tactical Opportunity Fund	$1,693,878	$254,596

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Notes to Financial Statements
December 31, 2023

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee – WesBanco Investment Department is the Funds’ investment adviser (the “Adviser”). The Advisory Agreement between the Funds and the Adviser provides for an annual fee, accrued daily and paid monthly, equal to the percentage of each Fund’s average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage
Small Company Fund	0.75%
Large Company Fund	0.75%
Balanced Fund	0.75%
Government Bond Fund	0.60%
West Virginia Municipal Bond Fund	0.60%
Tactical Opportunity Fund	0.75%

The Adviser is contractually obligated to waive a portion of its fees and reimburse other expenses until February 28, 2023 in amounts necessary to limit the Tactical Opportunity Fund’s operating expenses (including the organizational expenses of the Fund, but excluding interest expense, fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any, extraordinary expenses, tax reclaim recovery expenses and proxy-related expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.75%. This expense limitation arrangement was not renewed upon its expiration on February 28, 2023. The Adviser is not entitled to recoup any of the fees or expenses waived or reimbursed within this expense limitation arrangement.

For the year ended December 31, 2023, the Adviser did not waive any fees due to expenses being under the limit.

Administrative Fee – ALPS Fund Services, Inc. (“ALPS”) provides the Funds with certain administrative personnel and services. The fees paid to ALPS are based on the daily average aggregate net assets of the Trust for the period, subject to an annual minimum (on the Trust level). The annual minimum fee will be allocated among the Funds using an equal per-Fund allocation. Any remaining amounts of the minimum fee after the per-Fund allocation will be allocated among the Funds based upon the relative net assets of each Fund.

Transfer Agent Fee – ALPS is the Transfer Agent and Dividend Disbursing Agent for the Funds. ALPS receives an annual base fee per Fund in addition to certain out-of-pocket expenses.

Distribution (12b-1) Fee – ALPS Distributors, Inc. (“ADI”), an affiliate of ALPS, serves as the Funds’ distributor. The Funds currently have no active distribution plan pursuant to Rule 12b-1 under the Act.

Shareholder Services Fee – Under the terms of Shareholder Services Agreements with WesBanco Bank (“WesBanco”, an affiliate of the Adviser) and other financial institutions, the Funds may pay WesBanco as well as other financial institutions, up to 0.25% of average daily net assets. The fee is used to finance certain services for shareholders and to maintain shareholder accounts. WesBanco and other financial institutions may voluntarily choose to waive any portion of their fee, which arrangement they can modify or terminate at any time at their sole discretion.

Recordkeeping Fee – The Funds may pay recordkeeping fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

Custodian Fees – WesBanco is the Funds’ custodian. The custodian fee paid to WesBanco is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

General – Certain Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

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Notes to Financial Statements
December 31, 2023

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2023 were as follows:

Fund	Purchases	Sales
Small Company Fund	$45,719,396	$46,725,645
Large Company Fund	69,139,183	96,796,276
Balanced Fund	18,687,670	24,728,385
Government Bond Fund	82,417,971	110,790,301
West Virginia Municipal Bond Fund	5,779,170	13,721,100
Tactical Opportunity Fund	15,866,117	15,704,162

Purchases and Sales of U.S. Government Securities, other than short-term securities, for the year ended December 31, 2023 were as follows:

Fund	Purchases	Sales
Balanced Fund	$3,924,854	$1,517,969
Government Bond Fund	43,617,128	14,650,825

7. CONCENTRATION OF RISK

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it is more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, as of December 31, 2023, 30% of the securities in the portfolio were backed by letters of credit, bond insurance of various financial institutions, or financial guaranty assurance agencies.

Additionally, the Funds may invest a portion of their assets in securities of companies that are deemed by the Funds’ management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

8. COMPENSATION OF TRUSTEES

None of the Trustees are entitled to receive any retirement, pension plan or deferred compensation benefits from the Trust. Interested Trustees receive the same compensation as Independent Trustees. No officers of the Funds are compensated by the Funds, but officers may be reimbursed by the Funds for travel and related expenses incurred in performing their duties.

9. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 and can be applied through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04. FASB has deferred the sunset date to December 31,2024. At this time, management believes the adoption of ASU 2020-04 will not have a material impact to the financial statements.

Annual Report | December 31, 2023	69

Notes to Financial Statements
December 31, 2023

10. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Shareholder Distributions for the Balanced Fund: On January 31, 2024, the Balanced Fund paid a monthly distribution of $0.03115 per share to common shareholders of record as of January 24, 2024.

Shareholder Distributions for Government Bond Fund and West Virginia Municipal Bond Fund: On Febraury 1, 2024, the Government Bond Fund and the West Virginia Municipal Bond Fund paid daily distributions declared from January 1, 2024 to January 31, 2024 totaling $0.01976 and $0.01495 per share, respectively, to common shareholders.

70	www.wesmarkfunds.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

WesMark Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WesMark Funds comprising WesMark Small Company Fund, WesMark Large Company Fund, WesMark Balanced Fund, WesMark Government Bond Fund, WesMark West Virginia Municipal Bond Fund, and WesMark Tactical Opportunity Fund (the “Funds”) as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 26, 2024

Annual Report | December 31, 2023	71

Shareholder Expense Example
December 31, 2023 (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including managdement fees and to the extent applicable, shareholder services fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

ACTUAL EXPENSES

The first line of the table below (“Actual Fund Return”) provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expense Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each fund of the table below (“Hypothetical Fund Return”) provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below (“Hypothetical Fund Return”) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period(1)	Net Expense Ratios(2)
WesMark Small Company Fund
Actual Fund Return	$1,000.00	$1,120.40	$6.52	1.22%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.06	$6.21	1.22%
WesMark Balanced Fund
Actual Fund Return	$1,000.00	$1,038.30	$6.42	1.25%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
WesMark Government Bond Fund
Actual Fund Return	$1,000.00	$1,025.10	$5.26	1.03%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,020.01	$5.24	1.03%
WesMark West Virginia Municipal Bond Fund
Actual Fund Return	$1,000.00	$1,030.70	$5.68	1.11%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.61	$5.65	1.11%
WesMark Tactical Opportunity Fund
Actual Fund Return	$1,000.00	$1,041.40	$7.00	1.36%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.35	$6.92	1.36%
WesMark Large Company Fund
Actual Fund Return	$1,000.00	$1,089.20	$5.95	1.13%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.51	$5.75	1.13%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).
(2)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

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Board of Trustees and Trust Officers
December 31, 2023 (Unaudited)

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising six portfolios). Unless otherwise noted, each Officer is elected annually; each Board member oversees all portfolios in the WesMark Fund Complex; and serves for an indefinite term.

Name, Year of Birth, Address* and Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions
Independent Trustees
Lawrence E. Bandi (1954) TRUSTEE Began serving September 2004

Principal Occupations: Retired

Other Directorships: Welty Corporation, WVNCC Foundation, St. Vincent’s de Paul Parish School.

Previous Positions: President, Central Catholic High School (Education); President and Chief Executive Officer, Valley National Gases, Inc. (Gas Supplier); Chief Financial Officer & Vice President, West Virginia Northern Community College (Education); VP & CFO MPD Corporation (Hospitality).

Jordan A. Miller, Jr. (1951) TRUSTEE Began serving March 2021

Principal Occupation: Retired

Previous Positions and Directorships: Regional Chairman Fifth Third Bank Central Ohio (National Bank); Regional CEO and President Fifth Third Bank Central Ohio (Commercial, Consumer, and Private banking); Managing Director of Fifth Third Advisor Services (Investment Management); CEO Fifth Third Bank Investments a FINRA registered broker dealer (Investment Management).

Gary J. Madich (1955) TRUSTEE Began serving November 2020

Principal Occupation: Retired

Other Directorships: Managing Director/CEO Global Fixed Income and previously Managing Director/Global CIO Fixed Income, JPMorgan Investment Management (Investment Management); Senior Managing Director/ CIO Fixed Income, Banc One Investment Advisors (Investment Management); Senior Vice President and Senior Portfolio Manager Fixed Income, Federated Investors (Investment Management).

Interested Trustees
J. Christopher Gardill** (1976) CHAIRMAN AND TRUSTEE Began serving August 2015	Principal Occupations: Member, Phillips, Gardill, Kaiser & Altmeyer, PLLC (private law firm). Other Directorships: Board Member, Wheeling Vintage Raceboat Regatta (Private Organization).

*	All Trustees may be reached via the Funds at 1290 Broadway, Suite 1000, Denver, CO, 80203.

**	Mr. Gardill has served as Chairman since February 1, 2022. Mr. Gardill is an interested person due to his affiliation with Phillips, Gardill, Kaiser & Altmeyer, PLLC who serves as legal counsel to WesBanco Inc. and WesBanco Bank. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Gardill was also an independent consultant to the Trust Committee of WesBanco Bank, Inc.

Annual Report | December 31, 2023	73

Board of Trustees and Trust Officers
December 31, 2023 (Unaudited)

The name, address, age and principal occupations for the past five years of the officers of the Trust are listed below. Each officer serves as an officer of the six fund portfolios that comprise the Trust.

Name, Year of Birth and Address*	Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Officers
Scott Love (1976)	CHIEF EXECUTIVE OFFICER, PRESIDENT Began Serving: March 2020	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Executive Vice President, WesBanco Trust and Investment Services. Previous Positions: Vice President of the WesMark Funds.
Jennifer S. Roth (1975)	CHIEF COMPLIANCE OFFICER Began Serving: August 2019

Principal Occupations: Chief Compliance Officer of the WesMark Funds; Chief Compliance Officer and Senior Vice President of WesBanco Investment Department and WesBanco Trust and Investment Services; Registered Principal WesBanco Securities, Inc.

Previous Positions: Chief Compliance Officer/Compliance Manager, Global Alternative Investment Services, Inc., 2015 to August 2019.

Steven Kellas (1966)	CHIEF FINANCIAL OFFICER, TREASURER Began Serving: January 2013	Principal Occupation: Co-Portfolio Manager, Treasurer and Chief Financial Officer of the WesMark Funds, Executive Vice President WesBanco Trust and Investment Services.
Todd P. Zerega (1974)	SECRETARY Began Serving: September 2004	Principal Occupations: Partner, Perkins Coie LLP.
Ian Kilgour (1994)	VICE PRESIDENT Began serving February 2023

Principal Occupation: Senior Investment Officer - Funds of the WesMark Funds

Previous Positions: Investment Officer/Securities Trader, WesMark Funds, from February 2020 to February 2023; Associate, Sector Trader, Jefferies, LLC. from July 2017 to February 2020.

Nicholas Adams (1983)	ASSISTANT SECRETARY Began Serving: March 2022

Principal Occupation: Principal Legal Counsel SS&C ALPS since 2022.

Previous Positions: Associate Attorney, Arnold, Newbold, Sollars & Hollins; P.C. from 2020 to 2021; Case Manager/Attorney, Stanziola Estate Law from 2019 to 2020; Compliance Analyst, Empower Retirement from 2014 to 2018.

Scott Fuchs (1969)	ASSISTANT TREASURER Began Serving: August 2022	Principal Occupation: Fund Controller, SS&C ALPS since May 2022. Previous Positions: Vice President at GAMCO Investors, Inc. from May 2016 – April 2021.

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Statement Regarding the Liquidity Risk Management Program
December 31, 2023 (Unaudited)

The WesMark Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (the “Program”). The Funds’ Board of Trustees (the “Board”) has designated WesBanco Investment Department as the administrator of the Program. The Program’s principal objectives are to support the Funds’ compliance with limits on investments in illiquid assets and to mitigate the risk that a Fund is unable to meet its redemption obligations on a timely basis. In this regard, the Program includes a number of elements that support the management or assessment of liquidity risk, including an assessment of factors that influence a Fund’s liquidity and the periodic classification and, as determined necessary, re-classification of a Fund’s investments into buckets that reflect the relative liquidity under current market conditions.

On November 14, 2023, the Funds’ Board reviewed a written report from the Program administrator that addressed the operation of the Program, assessed its adequacy and effectiveness since November 15, 2022, the date of the last report, and recommended certain minor modifications to the Program. The Administrator’s report described the key features of the Funds’ liquidity risk management program, including the liquidity classification methodology and classifications of the holdings for each of the WesMark Funds, the status of regulatory filings required by the Liquidity Rule, a summary of exam and inspection results during the period, an update of monitoring of illiquid securities, and a review of redemptions in-kind policies and procedures. No changes were recommended to the Funds’ highly liquid investment minimum (“HLIM”) by the Administrator based upon the determination that the Funds were primarily highly liquid funds. Based upon this recommendation, the Board approved the unchanged HLIM. Lastly, the Board approved immaterial changes to the policies and procedures for clarity. Upon completion of the review, the Board concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

Annual Report | December 31, 2023	75

Additional Information
December 31, 2023 (Unaudited)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds’ prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of its fiscal year, on Form N-PORT. These filings are also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information on the WesMark Funds website at www.wesmarkfunds.com by clicking on “Quarterly Reports”, then selecting the name of the Fund.

NOTICE TO STOCKHOLDERS

For the year ended December 31, 2023, 100% of the distributions from net investment income for West Virginia Municipal Bond Fund are exempt from federal income tax.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended December 31, 2023, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage
Small Company Fund	100.00%
Large Company Fund	100.00%
Balanced Fund	85.38%
Tactical Opportunity Fund	66.25%

For the year ended December 31, 2023, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name	Percentage
Small Company Fund	100.00%
Large Company Fund	100.00%
Balanced Fund	85.38%
Tactical Opportunity Fund	87.61%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Small Company Growth Fund, Large Company Fund, and Balanced Fund designated $6,008,526, $21,879,756, and $2,635,268, respectively as long-term capital gain dividends.

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Glossary of Terms
December 31, 2023 (Unaudited)

Basis points – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Collateralized Mortgage Obligation – complex mortgage backed securities that allocate payments and prepayments from an underlying mortgage pools among holders of different classes or tranches of the CMO.

Commercial Mortgage Securities (CMBS) – fixed-income investment products that are backed by mortgages on commercial properties rather than residential real estate.

Consumer Price Index (CPI) – a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Covered call – an options strategy where an investor holds a long position in an asset and writes (sells) call options on that same asset to generate an income stream.

Duration – a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Fannie Mae and Freddie Mac – government sponsored entities that receive support through federal subsidies, loan or other benefits.

Floating rate debt – a debt instrument with a variable interest rate.

HFRI Fund of Funds Composite Index – The Hedge Fund Research, Inc. (HFRI) Fund of Funds Composite Index is an equal weighted index that consists of over 800 constituent hedge funds, including both domestic and offshore funds.

LIBOR – London Interbank Offered Rate – a benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans.

Maturity – maturity date refers to the final payment date of a loan or other financial instrument, at which point the principal (and all remaining interest) is due to be paid.

Mortgage Backed Securities – a type of asset-backed security that is secured by a mortgage or collection of mortgages.

Mortgage Pool – a group of mortgages with similar interest rates and maturity dates “pooled together” for the issuance of a mortgage-backed security. Some mortgage-backed securities issued by Fannie Mae, Freddie Mac and Ginnie Mae are known as “pools” themselves. These are the simplest form of mortgage-backed security.

MSCI All World index – The MSCI All World Index captures large and mid-c stocks across 23 developed and 27 emerging markets.

MSCI EAFA Index – The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index – The MSCI Emerging Markets Index captures large and mid cap representation across 27 Emerging Markets (EM) countries.

Options – a contract which offers the buyer the right, but not the obligation, to buy (call option) or sell (put option) the underlying asset at an agreed-upon price during a certain period of time or on a specific date.

Russell 2000 Index – an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

S&P 500 – a market-capitalization-weighted index of the 500 largest publicly-traded companies in the U.S.

Annual Report | December 31, 2023	77

Glossary of Terms
December 31, 2023 (Unaudited)

S&P 600 – An index of small-cap stocks managed by Standard and Poor’s. The S&P 600 SmallCap Index covers a broad range of small cap stocks in the United States. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the United States.

VIX Index – The Volatility Index, or VIX, is a real-time market index created by the Chicago Board Options Exchange (CBOE) that represents the market’s expectation of 30-day forward-looking volatility. Derived from the price inputs of the S&P 500 index options, it provides a measure of market risk and investors’ sentiments.

Yield – the income return on an investment, such as the interest or dividends received from holding a particular security.

Yield curve – a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

Yield spread – the difference between yields on differing debt instruments of varying maturities, credit ratings and risk, calculated by deducting the yield of one instrument from another.

Investment Ratings:

Description	Standard and Poor’s Long-Term Debt Rating	Moody’s Investors Service Long-Term Bond Rating
Highest rating available. Capacity to pay interest and repay principal is extremely strong. Carry smallest degree of investment risk.	AAA	Aaa
Very strong capacity to pay interest and repay principal. Differ from AAA rated securities by very small degree. Still considered high grade obligation.	AA	Aa
Strong capacity to pay interest and repay principal although is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than those rated higher. Considered upper medium grade obligation.	A	A
Regarded as having an adequate capacity to pay interest and repay principal. Any adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay vs. those rated higher. Considered medium grade obligation.	BBB	Baa
Judged to have speculative elements, but has less near-term vulnerability to default than other speculative=e issues. Faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.	BB	Ba
Has greater vulnerability to default but currently has capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest or principal. Generally lack characteristics of the desirable investment.	B	B
Currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest.	CCC	Caa
Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating (by S&P). Represent obligations which are speculative in a high degree.	CC	Ca
Typically applied to debt subordinated to senior debt which has been assigned an actual or implied CCC-debt rating (by S&P). Represents the lowest rated class of bonds.	C	C

Credit rating firms, such as Standard & Poor’s and Moody’s, use different designations consisting of upper- and lower-case letters ‘A’ and ‘B’ to identify a bond’s credit quality rating. ‘AAA’ and ‘AA’ (high credit quality) and ‘A’ and ‘BBB’ (medium credit quality) are considered investment grade. Credit ratings for bonds below these designations (‘BB’, ‘B’, ‘CCC’, etc.) are considered low credit quality, and are commonly referred to as “junk bonds.”

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Intentionally Left Blank

WesMark Funds℠

WesMark Small Company Fund	» WMKSX
WesMark Large Company Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX
WesMark Tactical Opportunity Fund	» WMKTX

WesBanco

WesBanco Investment Department, Investment Adviser
A Division of WesBanco Bank, Inc.

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc., Distributor

WMK000579

(b)	Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)       Not applicable.

(c)       During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)       During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)       Not applicable to the registrant.

(f)(3)  The registrant hereby undertakes to provide to any person, without charge, upon request, a copy of the code of ethics referenced in Item 2(a) above. To request a copy of the code of ethics, contact the registrant at 1-800-864-1013.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following members of the Board’s Audit Committee are each an “audit committee financial expert” and are “independent” for purposes of this Item: Lawrence E. Bandi and Jordan A. Miller, Jr.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2022 and December 31, 2023 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $87,000 and $87,500 respectively.

(b)       Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2022 and December 31, 2023 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)       Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2022 and December 31, 2023 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $19,500 and $19,500, respectively.

(d)       All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2022 and December 31, 2023 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $13,000 and $13,000 respectively. These services were provided in connection with conducting Rule 17f-2 examinations and preparing related SEC filings.

(e)(1)    Audit Committee Policies Regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit Services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit Services; all other Audit Services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved certain Audit-Related Services; all other Audit-Related Services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax Services to the registrant such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax Services; all Tax Services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and
(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)   The services described in paragraphs (c) and (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services of the kind described in paragraph (b) of this Item provided.

(f)       Not applicable to registrant.

(g)       Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal years of the registrant ended December 31, 2022 and December 31, 2023 were $14,500 and $14,500, respectively.

(h)       The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable to registrant.

(j)       Not applicable to registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7. Reserved.

Item 8. Reserved

Item 9. Reserved

Item 10. Reserved

Item 11. Reserved.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	WesMark Funds

By	/s/Scott Love
Scott Love President and Chief Executive Officer (Principal Executive Officer)
Date	March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Scott Love
Scott Love President and Chief Executive Officer (Principal Executive Officer)
Date	March 7, 2024

By	/s/Steven Kellas
Steven Kellas Treasurer and Chief Financial Officer (Principal Financial Officer)
Date	March 7, 2024